                                                      Delaware
                                                        Pooled
                                                         Trust
                                                      ========

1997
Semiannual Report

Page 3         Defensive Equity:
               Profiting from the Best-of-Possible Worlds
Page 4         Aggressive Growth:
               A Hard Time for Small Growth Stocks
Page 5         Real Estate Investment Trust:
               Robust Results in a Robust Market
Page 6         Fixed Income:
               Performing Through Thick and Thin
Page 7         High-Yield Bond:
               B-Rated Holdings Pace Strong Start
Page 8         International Equity:
               Market Weightings Enhance Returns
Page 9         Labor Select International Equity:
               Initial Strong Results Continue
Page 10        Emerging Markets:
               Finding Undervalued Opportunities Worldwide
Page 11        Global Fixed Income:
               Holding Up Against Weakening Foreign Currencies
Page 12        International Fixed Income:
               Positive Returns in a Negative Market

Contents

1         Total Returns

2         Portfolio Objectives

3         The Defensive Equity Portfolio Review

4         The Aggressive Growth Portfolio Review

5         The Real Estate Investment Trust
          Portfolio Review

6         The Fixed Income Portfolio Review

7         The High-Yield Bond Portfolio Review

8         The International Equity Portfolio Review

9         The Labor Select International Equity
          Portfolio Review

10        The Emerging Markets Portfolio Review

11        The Global Fixed Income Portfolio Review

12        The International Fixed Income Portfolio Review

13        Financial Statements


Delaware Pooled Trust, Inc.

Delaware Pooled Trust, Inc., based in Philadelphia, is a mutual fund that offers no-load, open-end equity and fixed-income portfolios to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Management Company, a full-service investment-management organization that invests more than $36 billion on behalf of individuals and institutions. The breadth and sophistication of Delaware's services enable clients to gain the degree of administrative convenience and simplicity in investment-management matters they want; Delaware provides not only equity and fixed-income portfolios but balanced portfolios and investment-advisory, retirement-plan, and trust services.

Delaware Investment Advisers, a Philadelphia-based division of Delaware Management Company, serves as investment adviser for The Defensive Equity, The Aggressive Growth, The Real Estate Investment Trust, The Fixed Income, and The High-Yield Bond Portfolios. Delaware International Advisers Ltd., a London-based affiliate of Delaware Management Company, serves as investment adviser for The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

Client Services

Delaware provides clients with annual and semiannual reports, monthly account reports, in-person reviews of account developments, and other communications.

Clients who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call a toll-free telephone number, 1-800-231-8002, during normal business hours. Or they may write to Client Services, Delaware Pooled Trust, Inc., One Commerce Square, Philadelphia, Pennsylvania 19103.

Total Returns

Periods ending April 30, 1997

                                                   Six            One            Three           Five             Since
Total Return*                                     Months          Year           Years           Years          Inception
                                                                              (annualized)    (annualized)     (annualized)
---------------------------------------------------------------------------------------------------------------------------
Defensive Equity                                  10.87%         20.44%          20.83%          17.86%          18.24%
S&P 500-Stock Index                               14.72          25.14           24.09           17.06           16.72
---------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                 (8.60)         (9.04)           9.26           10.16            7.68
Russell 2000-Stock Index                           1.61           0.05           12.57           13.65           11.66
---------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trust                      18.57          40.24             -               -             33.25
NAREIT Equity REIT Index                          13.05          28.88             -               -             26.63
---------------------------------------------------------------------------------------------------------------------------
Fixed Income                                       1.64           6.23             -               -              5.07
Lehman Brothers Government/Corporate
Intermediate Bond Index                            1.74           6.41             -               -              4.69
---------------------------------------------------------------------------------------------------------------------------
High-Yield Bond**                                  -               -               -               -              5.29
Salomon Brothers
High-Yield Cash Pay Index                          -               -               -               -              3.17
---------------------------------------------------------------------------------------------------------------------------
International Equity                               9.23          13.93           11.38           12.97           12.71
Morgan Stanley Capital International
EAFE Stock Index                                   1.72          (0.60)           5.56           10.92            9.21
---------------------------------------------------------------------------------------------------------------------------
Labor Select International Equity                  9.81          17.11             -               -             20.86
Morgan Stanley Capital International
EAFE Stock Index                                   1.72          (0.60)            -               -              3.99
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets**                                 -               -               -               -              1.10
Morgan Stanley Capital International
Emerging Markets Free Equity Index                 -               -               -               -              0.18
---------------------------------------------------------------------------------------------------------------------------
Global Fixed Income                               (0.47)          9.34           10.76             -             11.68
Salomon Brothers
World Government Bond Index                       (4.50)          0.75            6.21             -              7.34
---------------------------------------------------------------------------------------------------------------------------
International Fixed Income**                       -               -               -               -              0.20
Salomon Brothers Non-U.S.
World Government Bond Index                        -               -               -               -             (2.03)
---------------------------------------------------------------------------------------------------------------------------

* Past performance cannot guarantee future results. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Since 1992 Delaware Management Company or Delaware International Advisors Ltd. has voluntarily agreed to waive its fee and reimburse the Delaware Pooled Trust Portfolios for certain amounts that annual operating expenses (excluding taxes, interest, brokerage commissions, and extraordinary expenses) exceeded average net assets. In the absence of those waivers, the portfolios' total returns would have been lower.

** Portfolio has been active for less than six months. The return is calculated from the inception date.

+The inception dates for each Delaware Pooled Trust Portfolio are as follows:
Defensive Equity, February 3, 1992; Aggressive Growth, February 3, 1992; Real Estate Investment Trust, December 6, 1995; Fixed Income, March 12, 1996; High-Yield Bond, December 2, 1996; International Equity, February 3, 1992; Labor Select International Equity, December 19, 1995; Emerging Markets, April 14, 1997; Global Fixed Income, November 30, 1992; and International Fixed Income, April 11, 1997. The returns for each index have been calculated from the start of the month closest to the corresponding portfolio's inception date.

                                1997 semiannual report o delaware pooled trust 1

Portfolio Objectives

The Defensive Equity Portfolio seeks a maximum long-term total return, consistent with reasonable risk, through investments in stocks that, at the time of purchase, have dividend yields above the yield of the Standard & Poor's 500-Stock Index and that offer the potential for capital gains as well.

The Aggressive Growth Portfolio seeks maximum long-term capital growth by investing in stocks of smaller and medium-sized companies that offer, at the time of purchase, superior long-term growth potential.

The Real Estate Investment Trust Portfolio seeks to achieve a maximum long-term total return, with capital appreciation a secondary objective. The portfolio will invest at least 65% of its assets in stocks of real-estate investment trusts.

The Fixed Income Portfolio seeks to achieve a maximum long-term total return, consistent with reasonable risk, by investing in diversified investment-grade bonds, including U.S. government, mortgage-backed, corporate, and other fixed-income securities.

The High-Yield Bond Portfolio seeks high total return relative to other fixed-income investments. The portfolio will be invested primarily in bonds rated B or higher by Standard & Poor's Rating Group or B3 or higher by Moody's Investors Service, Inc.

The International Equity Portfolio seeks to achieve a maximum long-term total return by investing primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. The portfolio will be invested in stocks that are considered undervalued, based on fundamental research.

The Labor Select International Equity Portfolio seeks to achieve a maximum long-term total return by investing primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. The portfolio will be invested in stocks that are considered undervalued, based on fundamental research, and that are compatible with certain investment policies or restrictions followed by organized labor.

The Emerging Markets Portfolio seeks to achieve long-term capital appreciation by investing primarily in stocks of issuers located or operating in emerging countries.

The Global Fixed Income Portfolio seeks to achieve current income and the potential for capital appreciation, consistent with the preservation of investors' principal, by investing primarily in fixed-income securities. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three countries, one of which may be the United States.

The International Fixed Income Portfolio seeks to achieve current income and the potential for capital appreciation, consistent with the preservation of investors' principal, by investing primarily in fixed-income securities of international (non-U.S.) markets.

2 delaware pooled trust o 1997 semiannual report

===============================================================================
Defensive Equity:
Profiting from the Best-of-Possible Worlds
-------------------------------------------------------------------------------
Total Return
Six months ending April 30, 1997
-------------------------------------------------------------------------------
Defensive Equity                                     10.87%
S&P 500-Stock Index                                  14.72

A Panglossian combination of sustained growth in corporate earnings, a smoothly humming economy, and subdued inflation provided the backdrop for the 14.72% advance of the stock market, as represented by the S&P 500-Stock Index, during the six-month period ending April 30. About the only negative element to sully this best-of-possible investment worlds was the Federal Reserve raising interest rates in March to head off any incipient inflation threat; the market responded by falling more than nine percentage points before rebounding to near-record levels. Overall, the market extended its bullish streak to 79 consecutive months without at least a 10% correction.

For its part, The Defensive Equity Portfolio profited from such a beneficent environment, with a six-month total return of 10.87%. Defensive Equity especially profited from outperforming investments in these sectors: banking, consumer staples, and capital goods. Less successful were investments in the telecommunications, consumer-cyclical, raw-material, and energy sectors, which depressed the portfolio's overall results; in general, investors were pessimistic about those sectors' pricing and earnings power, due to intensified global competition, moderating demand, government deregulation, and an economic cycle that's getting long in the tooth.

We continue to keep the portfolio broadly diversified, since we see few stocks or sectors with bargain prices that would justify conspicuous concentrations in them. Our holdings compare favorably with the S&P 500 on such traditional measures of value as price/earnings ratio (17.1 versus the S&P 500's 19.8) and dividend yield (2.90% versus the S&P 500's 1.99%). In addition, we are emphasizing stocks in sectors with low betas, such as pharmaceuticals. We think substantial dividend yields and low betas offer a measure of defensive protection in an increasingly volatile market that, in our estimation, offers limited upside potential; we anticipate that returns, which have been above-average since 1982, will likely moderate for the rest of the decade.

================================================================================
Portfolio Profile
April 30, 1997

Total net assets  $76.6 million

Asset composition (based on total net assets)
    Common stocks  91.4%
    Cash equivalents and other assets  8.6%

Number of holdings  60

Top 10 holdings
    1. Baxter International
    2. Ford Motor
    3. Pitney Bowes
    4. SmithKline Beecham
    5. Xerox
    6. Texaco
    7. Bristol-Myers Squibb
    8. DuPont
    9. BCE
   10. Mobil

Industry composition

Banking/finance/insurance 21.3%

Health care/pharmaceuticals 14.6%

Energy 9.4%

Food/beverage/tobacco 7.7%

Telecommunications 6.2%

Automobiles/automotive parts 5.8%

Electronics/electrical 5.5%

Chemicals 3.4%

Paper/forest products 2.7%

Transportation/shipping 2.3%

Retail 2.1%

Packaging/containers 1.7%

Cable/media/publishing 1.6%

Aerospace/defense 1.2%

Metal/mining 1.1%

Enrivonmental services 0.9%

Industrial machinery 0.9%

Miscellaneous 3.0%

Cash and other 8.6%
================================================================================
                                1997 semiannual report o delaware pooled trust 3

================================================================================
Aggressive Growth:
A Hard Time for Small Growth Stocks
--------------------------------------------------------------------------------
Total Return
Six months ending April 30, 1997
--------------------------------------------------------------------------------
Aggressive Growth                                 (8.60)%
Russell 2000-Stock Index                           1.61
--------------------------------------------------------------------------------

In a trend extending four years, small-capitalization stocks continued to lag their larger siblings in the six-month period ending April 30. Indeed, the market for small-cap stocks since last summer has been the worst in more than a decade; by April more than half of all over-the-counter equities - the growth stocks in particular - had declined at least 20% from their 1996-97 highs. Good-quality growth shares suffered as much as inferior-quality ones did in many cases.

The small-cap growth market's woes were visited on The Aggressive Growth Portfolio as well. Losses in business-services, consumer-services, financial, and technology shares led to the portfolio recording a negative return and sharply underperforming the Russell 2000-Stock Index. It was an atypical performance for a portfolio that has been less volatile than the overall market over the past five years. We think the damage wrought to many of our holdings was unwarranted based on their long-term fundamentals; the earnings growth rates of the issuing companies generally exceed the price/earnings ratios of the stocks that we own.

Currently we are maintaining overweightings in business services, consumer services, and health care, which account for more than 40% of the portfolio's investments; our analysis suggests that the best-managed companies in these sectors, such as Health Management Associates and HFS, should continue to grow, and their stocks should do notably well if an overdue small-cap rally materializes.

Over the past six months, we have trimmed the number of holdings by 17%, to
80. Our intent is to avoid diluting results by owning too many stocks, so that when we latch onto a winner, its positive contribution to the portfolio's overall return won't prove negligible. By emphasizing selectivity and quality, we believe individual positions will have the potential to exert a greater proportional impact on performance than they did before.

================================================================================
Portfolio Profile

April 30, 1997

Total net assets  $12.1 million

Asset composition (based on total net assets)
    Common stocks  95.9%
    Cash equivalents and other assets  4.1%

Number of holdings  80

Top 10 holdings
    1. Cal Energy
    2. HFS
    3. AES
    4. BISYS Group
    5. LSI Logic
    6. Adobe Systems
    7. CUC International
    8. Health Management Associates, Class A
    9. BMC Software
   10. Phycor

Industry composition

Computers/technology 23.7%

Health care/pharmaceuticals 16.2%

Retail 9.1%

Energy 7.6%

Leisure/lodging/entertainment 6.8%

Banking/finance/insurance 5.6%

Environmental services 4.4%

Textiles/apparel/furniture 4.1%

Electronics/electrical 3.8%

Utilities 2.9%

Food/beverage/tobacco 2.6%

Transportation/shipping 1.3%

Automobiles/automotive parts 1.2%

Telecommunications 1.2%

Miscellaneous 5.4%

Cash and other 4.1%
================================================================================

4 delaware pooled trust o 1997 semiannual report

================================================================================
Real Estate Investment Trust:
Robust Results in a Robust Market
--------------------------------------------------------------------------------
Total Return
Six months ending April 30, 1997
--------------------------------------------------------------------------------
Real Estate Investment Trust                      18.57%
NAREIT Equity REIT Index                          13.05
--------------------------------------------------------------------------------

In its second year of operation, The Real Estate Investment Trust Portfolio continued to soundly outperform real-estate investment trust stocks in general. For the six-month period ending April 30, the portfolio returned 18.57% - 5.5 percentage points more than the NAREIT Equity REIT Index did.

Most of the gains came early in the period, in November and December, when REIT prices were pushed upward to the point where valuations were outdistancing fundamentals, in our analysis. However, REITs subsequently cooled down, with values regressing to what we believe are more sustainable levels - levels more in line with earnings growth. According to our research, REITs' earnings in aggregate have recently increased an average of 8-9% annually, while the average REIT's price/funds-from-operations multiple has recently been a reasonable 12.

Overall, we think REITs currently offer a distinct value advantage over other stocks, especially for income-oriented investors: REITs altogether are yielding an average of more than 6%, versus only 2% for S&P 500 stocks. And fundamentally, many REITs still appear promising, in our estimation. To use a baseball analogy, we believe the real-estate market's recovery is still in the middle innings: rents and occupancy rates generally continue to climb.

We anticipate that REITs by and large may generate respectable - but not spectacular - returns in the near future. To be sure, the NAREIT index's eye-popping return of 24.86% over the past two years (more than nine percentage points above the long-term norm) is unlikely to be sustained. Instead, a more plausible outcome, in our view, is that most REITs will earn their dividend yield and perhaps a few percentage points of return from capital appreciation in 1997.

In seeking to exploit any market advance, we have only modestly altered the portfolio's weightings recently. About 30% of our investments are in the office/industrial sector, which still affords good return potential, in our judgment. We have added judiciously to our holdings in the mall and retail-strip center sectors, where we believe some share prices have been unduly depressed.

================================================================================
Portfolio Profile


April 30, 1997

Total net assets  $47.2 million

Asset composition (based on total net assets)
    Common stocks  98.9%
    Cash equivalents and other assets  1.1%

Number of holdings  39

Top 10 holdings
    1. Patriot American Hospitality
    2. Simon DeBartolo Group
    3. Apartment Investment Management
    4. Starwood Lodging Trust
    5. Vornado Realty Trust
    6. Prentiss Properties Trust
    7. Equity Residential Properties
    8. Camden Property Trust
    9. Excel Realty Trust
   10. Crescent Real Estate Equities

Industry composition

  Office/industrial REITs 29.3%

  Hotel/diversified REITs 17.8%

  Multifamily/apartment REITs 17.5%

  Retail-strip center REITs 15.2%

  Self-storage REITs 6.2%

  Mall REITs 6.1%

  Manufactured-housing REITs 4.9%

  Health-care REITs 1.9%

  Cash and other 1.1%
================================================================================

                                1997 semiannual report o delaware pooled trust 5

================================================================================
Fixed Income:
Performing Through Thick and Thin
--------------------------------------------------------------------------------
Total Return
Six months ending April 30, 1997
--------------------------------------------------------------------------------
Fixed Income                                       1.64%
Lehman Brothers Government/
Corporate Intermediate Bond Index                  1.74
--------------------------------------------------------------------------------

Little more than a year after its inception, The Fixed Income Portfolio has weathered the gyrating bond market well. For the six months ending April 30, the portfolio returned 1.64%, just 0.10 percentage points shy of the Lehman Brothers Government/Corporate Intermediate Bond Index.

Although bond prices rallied slightly in the waning months of 1996, increasing business-cycle pressures and the Federal Reserve's quarter-point bump in interest rates kept the performance of the bond market in the basement early in 1997; the Lehman index was down 0.11% for the first quarter, which dampened the gains of November and December and the portfolio's returns.

The Fixed Income Portfolio's substantial weightings in mortgage and corporate bonds paid off; those securities' above-average yields and return potential helped the portfolio keep pace with the index in an environment dominated by falling bond prices. In particular, we more than doubled our allocation to collateralized mortgage obligations over the past six months, to 23.5% - the largest weighting in the portfolio. Altogether, mortgage securities - collateralized mortgage obligations and mortgage-backed bonds - account for 40.9% of our holdings. In bulking up our mortgage holdings, we have sought to buy securities that, in our analysis, offer attractive yield premiums in relation to their credit risk.

We expect interest rates to rise moderately over the next 12 months as the economy continues to expand. In our opinion, the portfolio's characteristically heavy positions in corporates and mortgages, an underweighting versus the index in Treasuries (which yield less than corporates and mortgages do and thus have less of a cushion when rates increase), high credit quality, and conservative average duration should bode well for return potential in the months to come; such a defensive strategy should foster only moderate price volatility in our holdings and should help ward off any growing emergence by the interest-rate demon, as reflected in either market forces or the Federal Reserve.

================================================================================
Portfolio Profile


April 30, 1997

Total net assets  $21.0 million

Number of holdings  62

Top 10 holdings
    1. U.S. Treasury Notes, 5.875%, 11/15/99
    2. Federal Home Loan Mortgage, 7.00%, 07/01/11
    3. U.S. Treasury Notes, 6.375%, 06/30/97
    4. U.S. Treasury Notes, 5.875%, 04/30/98
    5. Asset Securitization Corporation Series
       97-D4 A1, 7.35%, 04/14/29
    6. Residential Accredit Loans Series 97-QS1 A5, 6.75%, 02/25/27
    7. U.S. Treasury Notes, 6.25%, 07/31/98
    8. Government National Mortgage Association,7.00%, 12/15/22
    9. News America Holdings, 9.125%, 10/15/99
   10. U.S. West Capital Funding, 6.20%, 11/30/00

Asset composition (based on total net assets)

  Collateralized mortgage obligations 23.5%

  Treasury bonds 22.7%

  Corporate bonds 20.6%

  Mortgage-backed bonds 17.4%

  Asset-backed bonds 11.8%

  Municipal bonds 1.7%

  Cash equivalents and other assets 2.3%
================================================================================

6 delaware pooled trust o 1997 semiannual report

================================================================================
High-Yield Bond:
B-Rated Holdings Pace Strong Start
--------------------------------------------------------------------------------
Total Return
For the period December 2, 1996-April 30, 1997
--------------------------------------------------------------------------------
High-Yield Bond                                    5.29%
Salomon Brothers High-Yield
Cash Pay Index                                     3.17
--------------------------------------------------------------------------------

From its inception last December 2 through April 30, The High-Yield Bond Portfolio has come screaming out of the gate: it returned 5.29%, beating the performance of the Salomon Brothers High-Yield Cash Pay Index by 2.1 percentage points. We are pleased with this initial performance but hasten to note that results for such a short period may not be representative over a longer term.

In recent months, spreads of high-yield bonds versus Treasuries have been tighter than at any time in the past 10 years. Credit risk has been nominal due to a strongly growing economy, and The High-Yield Bond Portfolio was able to capitalize on the outperformance of B-rated securities, which typically perform well in such circumstances. In contrast to the portfolio's usual quality bias toward BBs, about 55% of holdings were B-rated bonds at the end of April; that weighting was largely responsible for the portfolio besting the index. In such a strong credit environment, we believed we were being paid adequately to take on greater credit risk in our investments.

Interest-rate risk, on the other hand, mounted early in 1997 to temper the returns of our holdings in BB securities, which are more sensitive to movements in rates than B securities are. As a result our BB position underperformed.

We anticipate slower economic growth in the coming months, particularly in the fourth quarter, when the Federal Reserve's first-quarter hike in interest rates should take significant effect. For our part, as long as the economy and credit quality remain robust, we plan to increase our weighting in B-rated bonds modestly. At the same time, we will likely reduce our holdings in cyclical issues (because their return potential tends to diminish in an economic slowdown) and increase our exposure to consumer non-durable sectors such as health care, cable television, and gaming, which we believe have good defensive qualities.

================================================================================
Portfolio Profile


April 30, 1997

Total net assets  $8.6 million

Number of holdings  30

Top 10 holdings
    1. Core-Mark, 11.375%, 09/15/03
    2. CFP Holdings, 11.625%, 01/15/04
    3. Atrium, 10.50%, 11/15/06
    4. Fleming, 10.625%, 12/15/01
    5. MBW Foods, 9.875%, 02/15/07
    6. Penn-Tab Industries, 10.875%, 02/01/07
    7. Motors & Gears, 10.75%, 11/15/06
    8. Portola Packaging, 10.75%, 10/01/05
    9. Packard Bioscience, 9.375%, 03/01/07
   10. Collins & Aikman, 10.00%, 01/15/07

Asset composition (based on total net assets)

Capital goods 21.2%

Consumer cyclicals 18.5%

Consumer growth 14.4%

Defensive consumer staples 14.3%

Consumer products 13.1%

Credit sensitive 10.0%

Basic industry 3.8%

Miscellaneous 1.8%

Cash equivalents and other assets 2.9%
================================================================================

                                1997 semiannual report o delaware pooled trust 7

================================================================================
International Equity:
Market Weightings Enhance Returns
--------------------------------------------------------------------------------
Total Return
Six months ending April 30, 1997
--------------------------------------------------------------------------------
International Equity                               9.23%
Morgan Stanley Capital
International EAFE-Stock Index*                    1.72
--------------------------------------------------------------------------------
* Net of withholding taxes

Over the six-month period ending April 30, The International Equity Portfolio performed strongly, outpacing the return of the Morgan Stanley Capital International EAFE-Stock Index by 7.5 percentage points.

Contributing to the portfolio's outperformance were the following: an underweighting of the poorly-performing Japanese market, which continued to falter; low exposure to the Japanese yen early in the period, an underweighting that protected the portfolio's U.S.-dollar-denominated returns, in light of the yen's decline in value versus the dollar; an overweighting in selected European markets, such as Belgium, the Netherlands, and Spain, which performed well; a generally low exposure to the smaller Pacific markets, which were mired in negative territory; and deft stock selection, with notably strong returns coming from National Australia Bank, Bank Dagang Nasional Indonesia, Alcatel Alsthom in France, Glaxo Wellcome in the United Kingdom, Siemens in Germany, and Canon in Japan. Detracting from results were our underweighted positions in several rising European markets, such as Denmark, Finland, and Switzerland.

Looking ahead, we remain relatively optimistic about the prospects of the international equity markets, which should benefit from global economic growth that we think may approach 4% this year (in contrast to a 3.2% rate over the past 20 years). However, with many markets near the high end of their historic ranges in terms of both valuations and all-time index levels, we believe the greatest investment rewards may be generated by careful stock selection across a range of markets. In our estimation, our own holdings are composed of meticulously chosen stocks with relatively attractive valuations, as attested by their higher-than-average yields and lower-than-average price/ earnings ratios versus those of the index.

================================================================================
Portfolio Profile
April 30, 1997

Total net assets  $401.7 million

Asset composition (based on total net assets)
    Common stocks  94.4%
    Cash equivalents and other assets  5.5%
    Warrants  0.1%

Number of holdings  54

Top 10 holdings
    1. National Australia Bank (Australia)
    2. Siemens (Germany)
    3. CSR Limited (Australia)
    4. Glaxo Wellcome (U.K.)
    5. Powergen plc (U.K.)
    6. Cable & Wireless plc (U.K.)
    7. Boots plc (U.K.)
    8. RTZ plc (U.K.)
    9. Elf Aquitaine (France)
   10. Great Universal Stores plc (U.K.)

Geographic composition

  United Kingdom 26.9%

  Japan 13.7%

  Australia 11.3%

  Germany 8.6%

  France 8.0%

  Netherlands 5.9%

  Spain 5.1%

  New Zealand 3.8%

  Hong Kong 3.2%

  Belgium 2.6%

  Indonesia 2.5%

  Philippines 0.9%

  Malaysia 0.7%

  South Korea 0.7%

  Singapore 0.6%

  Cash and other 5.5%

================================================================================

8 delaware pooled trust o 1997 semiannual report

================================================================================
Labor Select International Equity:
Initial Strong Results Continue
--------------------------------------------------------------------------------
Total Return
Six months ending April 30, 1997
--------------------------------------------------------------------------------
Labor Select International Equity                  9.81%
Morgan Stanley Capital
International EAFE-Stock Index*                    1.72
--------------------------------------------------------------------------------
* Net of withholding taxes

Over the six-month period ending April 30, The Labor Select International Equity Portfolio generated a hardy relative return: it outperformed the Morgan Stanley Capital International EAFE-Stock Index by more than eight percentage points. Labor Select International Equity - managed with the same value-investment process used in The International Equity Portfolio - emphasizes stocks of foreign companies whose practices are in accord with those of organized labor organizations.

Contributing to the portfolio's outperformance were the following: an underweighting of the poorly-performing Japanese market, which continued to falter; low exposure to the Japanese yen early in the period, an underweighting that protected the portfolio's U.S.-dollar-denominated returns, in light of the yen's decline in value versus the dollar; an overweighting in selected
European markets, such as Belgium, the Netherlands, and Spain, which performed well; and deft stock selection, with notably strong returns coming from National Australia Bank, Acerinox in Spain, Alcatel Alsthom in France, Glaxo Wellcome in the United Kingdom, Siemens in Germany, and Canon in Japan. Detracting from results were our underweighted positions in several rising European markets, Denmark, Finland, and Switzerland.

Looking ahead, we remain relatively optimistic about the prospects of the international equity markets, which should benefit from global economic growth that we think may approach 4% this year. However, with many markets near the high end of their historic ranges in terms of both valuations and all-time index levels, we believe the greatest investment rewards may be generated by careful stock selection across a range of markets. In our estimation, our own holdings are composed of meticulously chosen stocks with relatively attractive valuations, as attested by their higher-than-average yields and lower-than-average price/earnings ratios versus those of the index.

We anticipate that Britain's relinquishment of Hong Kong to the Chinese in June 1997 may necessitate a sale of our Hong Kong holdings, since China, due to economic and human-rights issues, remains ineligible for investment consideration under AFL-CIO guidelines.
================================================================================
Portfolio Profile


April 30, 1997

Total net assets  $39.3 million

Asset composition (based on total net assets)
    Common stocks  87.7%
    Cash equivalents and other assets  12.3%

Number of holdings  46

Top 10 holdings
    1. National Australia Bank (Australia)
    2. Elf Aquitaine (France)
    3. Royal Dutch Petroleum (Netherlands)
    4. British Airways (U.K.)
    5. Bass plc (U.K.)
    6. Boots plc (U.K.)
    7. Telecom Corporation of New Zealand
       (New Zealand)
    8. Television Francaise (France)
    9. Electrabel S.A. (Belgium)
   10. Amcor Limited (Australia)

Geographic composition

  United Kingdom 26.2%

  Australia 11.2%

  Japan 11.2%


  France 8.6%

  Germany 8.1%

  Netherlands 6.1%

  Spain 6.0%

  New Zealand 3.8%

  Hong Kong 3.1%

  Belgium 2.6%

  Singapore 0.8%

  Cash and other 12.3%
================================================================================
                                1997 semiannual report o delaware pooled trust 9

================================================================================
Emerging Markets:
Finding Undervalued Opportunities Worldwide
--------------------------------------------------------------------------------
Total Return
For the period April 14-April 30, 1997
--------------------------------------------------------------------------------
Emerging Markets                                   1.10%
Morgan Stanley Capital International
Emerging Markets Free Equity Index                 0.18
--------------------------------------------------------------------------------

Despite the initial trading costs associated with a start-up phase, The Emerging Markets Portfolio made an encouraging debut in its first two weeks, from the April 14 inception through April 30: the portfolio outperformed the Morgan Stanley Capital International Emerging Markets Free Equity Index by
0.9 percentage points. Of course, in light of the extremely short reporting period, such performance may not be representative of longer-term results.

The portfolio's outperformance was due mainly to the following: an overweighting in Latin American markets in aggregate, which rose 2.6% during the period, and in Argentina in particular, which climbed 8.4%; an underweighting in Asian markets in aggregate, which fell 1.1%, with Korea, Malaysia, the Philippines, and Taiwan recording negative returns; within Asia, an overweighting in China, which advanced 3%; overweightings in Greece (up 3.7%) and Hungary (up 10%) in Europe; and a profitable position in Russia, which isn't included in the index, and in individual stocks such as Banque Libanaise pour la Commerce, a Lebanese bank, which gained 14.6%. Less successful during this short period were our overweighted holdings in the Czech Republic; the market fell 5.9% and our stocks fell even further, by 10%.

Looking ahead, we are mindful that emerging markets worldwide are coming out of a period of relative underperformance in comparison with developed markets such as the United States. Accordingly, we are reconsidering our allocation to Asian markets, many of which have fallen to much more attractive levels of valuation over the past 12 months. Elsewhere, we continue to carefully explore opportunities outside the index, in markets in Eastern Europe, the Middle East, and Africa. We do not expect significant changes in the portfolio, as we think it contains undervalued stocks that are likely to benefit over the long term from positive developments in their industries and markets.

================================================================================
Portfolio Profile
April 30, 1997

Total net assets  $5.4 million

Asset composition (based on total net assets)
    Common stocks  89.6%
    Cash equivalents and other assets  10.4%

Number of holdings  70

Top 10 holdings
    1. Yageo GDR (Taiwan)
    2. Telecommunicacoes Brasileiras S.A. ADR (Brazil)
    3. Compania Anonima Nacional Telefonas de Venezuela
       ADR (Venezuela)
    4. Portugal Telecom S.A. (Portugal)
    5. YPF Sociedad Anonima ADR (Argentina)
    6. Usinas Siderunzicas de Minas Gerais S.A. (Brazil)
    7. Aracruz Celulose S.A. ADR (Brazil)
    8. Transportadora de Gas del Sur S.A. Class B (Argentina)
    9. Quilmes Industrial S.A. ADR (Argentina)
   10. PT United Tractors (Indonesia)

Geographic composition

  Brazil 8.9%

  Mexico 7.3%

  Hong Kong 6.1%

  Argentina 5.5%

  India 5.4%

  South Africa 5.4%

  Indonesia 5.1%

  Chile 5.0%

  Malaysia 4.3%

  Greece 4.0%

  Thailand 3.6%

  Czech Republic 3.1%

  Egypt 2.4%

  Peru 2.4%

  Russia 2.4%

  Other countries 18.7%

  Cash and other 10.4%

================================================================================

10 delaware pooled trust o 1997 semiannual report

================================================================================
Global Fixed Income:
Holding Up Against Weakening Foreign Currencies
--------------------------------------------------------------------------------
Total Return
Six months ending April 30, 1997
--------------------------------------------------------------------------------
Global Fixed Income                               (0.47)%
Salomon Brothers World
Government Bond Index                             (4.50)
--------------------------------------------------------------------------------

The six-month period ending April 30 was a difficult time for the U.S.-based global bond investor. Most markets did well in local terms, but not well enough to offset the impact on foreign currencies of a strong U.S. dollar; foreign currencies fell on average around 7% and pushed the Salomon Brothers World Government Bond Index into a negative return of 4.50%. In this climate The Global Fixed Income Portfolio did well to almost stay above water and in fact lost 4.2 percentage points less than the index did.

The portfolio's strong relative performance was due both to currency strategy and choice of markets.

We believe the dollar has been undervalued in relative purchasing power, particularly versus Europe. Consequently a number of market positions during this period were held on a currency-hedged basis.
In combination with the holdings in Canada, Australia, and New Zealand, this meant the portfolio had very substantial exposure to the dollar-bloc currencies, which mitigated the negative effect of falling foreign currencies.

In terms of market exposures, our investment strategy has been fairly stable over the past six months; the main changes have been a gradual withdrawal from Europe and a reduction in our weightings in New Zealand. The bulk of the money that had been invested in those markets was placed in dollar and yen bonds. In the past six months we have again seen narrowing differentials of prospective real returns offered by the major bond markets. With the large U.S. and Japanese markets now much less unattractive than before, our strategy no longer excludes these markets but merely underweights them.

We expect no sharp changes to our investment strategy in the months ahead. Italy has fallen as sentiment about its chances of making the cut for Europe's Economic and Monetary Union (EMU) has waned. Moreover, Italy's inflation record is still improving, and fiscal policy remains tight, so we conceivably could increase our position there. In all, the world investment climate remains benign, especially on inflation, but the coming months may well bring large market swings in Europe as opinions about EMU change.

================================================================================
Portfolio Profile
April 30, 1997

Total net assets  $326.6 million

Asset composition (based on total net assets)
    Government bonds  63.2%
    Corporate bonds  29.5%
    Cash equivalents and other assets  7.3%

Number of holdings  59

Top 10 holdings
    1. U.S. Treasury Notes, 6.125%, 07/31/00
    2. Government of New Zealand, 8.00%, 04/15/04
    3. U.S. Treasury Notes, 7.50%, 11/15/01
    4. U.S. Treasury Notes, 6.25%, 02/15/03
    5. Japan Government, 4.80%, 06/21/99
    6. Government of Canada, 9.00%, 12/01/04
    7. Italian Government, 9.50%, 02/01/01
    8. Kingdom of Denmark, 9.00%, 11/15/00
    9. Queensland Treasury, 8.00%, 05/14/03
   10. Japan Government, 6.40%, 03/20/00

Geographic composition

  United States 16.7%

  Australia 13.0%

  Germany 12.3%

  United Kingdom 12.3%

  New Zealand 9.7%

  Canada 8.9%

  Japan 7.2%

  Italy 4.8%

  Denmark 4.2%

  Sweden 3.6%

  Cash and other 7.3%
================================================================================

                               1997 semiannual report o delaware pooled trust 11

================================================================================
International Fixed Income:
Positive Returns in a Negative Market
--------------------------------------------------------------------------------
Total Return
For the period April 11-April 30, 1997
--------------------------------------------------------------------------------
International Fixed Income                         0.20%
Salomon Brothers Non-U.S.
World Government Bond Index                       (2.03)
--------------------------------------------------------------------------------

From its inception April 11 through April 30, The International Fixed Income Portfolio recorded a slight gain, in decided contrast to the international bond markets in aggregate, which fell. The portfolio's strong relative performance - an advantage of 2.2 percentage points over the index - was due both to currency strategy and choice of markets. Of course, in light of the extremely short reporting period, such performance may not be representative of longer-term results.

Most of the index's fall reflected the sharp weakening of foreign currencies. However, International Fixed Income was protected from this weakness by having a number of market positions with currency hedges. In combination with the holdings in Canada, Australia, and New Zealand, this meant the portfolio has very substantial exposure to the dollar-bloc currencies.

The portfolio has above-index weightings in markets that offer relatively high "real" (inflation-adjusted) returns: Germany, the United Kingdom, Australia, New Zealand, and Canada. Japan remains less attractive, so our strategy underweights this market.

We expect no sharp changes to our investment strategy in the months ahead. Italy has fallen as sentiment about its chances of making the cut for Europe's Economic and Monetary Union (EMU) has waned. Moreover, Italy's inflation record is still improving, and fiscal policy remains tight, so we conceivably could increase our position there. In all, the world investment climate remains benign, especially on inflation, but the coming months may well bring large market swings in Europe as opinions about EMU change.

================================================================================
Portfolio Profile
April 30, 1997


Total net assets  $13.4 million

Asset composition (based on total net assets)
    Government bonds  56.4%
    Corporate bonds  37.2%
    Cash equivalents and other assets  6.4%

Number of holdings   27

Top 10 holdings
    1. Bundesrepblik Deutscheland, 8.375%, 05/21/01
    2. Canada Government, 7.50%, 12/01/03
    3. Japan Government, 5.00%, 09/21/98
    4. Swedish Government, 13.00%, 06/15/01
    5. U.K. Treasury, 8.50%, 12/07/05
    6. Australian Government, 9.50%, 08/15/03
    7. Queensland Treasury-Global, 8.00%, 05/14/03
    8. Baden Wurt-Finance NV, 6.625%, 08/20/03
    9. Kingdom of Denmark, 8.00%, 05/15/03
   10. Italian Government, 9.50%, 02/01/01

Geographic composition

  Germany 16.3%

  United Kingdom 14.0%

  Australia 12.8%

  Canada 12.2%

  Japan 11.5%

  New Zealand 9.5%

  Italy 7.5%

  Sweden 5.4%

  Denmark 4.4%

  Cash and other 6.4%

================================================================================

12 delaware pooled trust o 1997 semiannual report

================================================================================
Delaware Pooled Trust, Inc.: The Defensive Equity Portfolio
Statement of Net Assets
April 30, 1997
(Unaudited)
                                                      Number            Market
                                                     of Shares          Value
--------------------------------------------------------------------------------
COMMON STOCK: 91.44%
--------------------------------------------------------------------------------
Aerospace and Defense: 1.21%
--------------------------------------------------------------------------------
General Dynamics                                      13,000         $   926,250
                                                                     -----------
                                                                         926,250
                                                                     -----------
--------------------------------------------------------------------------------
Automobiles and Automotive Parts: 5.80%
--------------------------------------------------------------------------------
Ford Motor                                            69,900           2,429,025
General Motors                                        22,200           1,284,825
ITT                                                   28,800             727,200
                                                                     -----------
                                                                       4,441,050
                                                                     -----------
--------------------------------------------------------------------------------
Banking, Finance, and Insurance: 21.32%
--------------------------------------------------------------------------------
American General                                      18,100             789,613
AON                                                   20,700           1,376,550
Banc One                                              28,500           1,207,688
Bank of Boston                                        21,600           1,571,400
Chase Manhattan                                       11,900           1,102,238
CIGNA                                                 10,100           1,518,788
Crestar Financial                                     29,600           1,095,200
Fleet Financial Group                                 20,700           1,262,700
ITT Hartford Group                                    18,600           1,385,700
Mellon Bank                                           15,600           1,296,750
Mercantile Bancorp                                    17,100             991,800
Signet Banking                                        16,800             518,700
Summit Bancorp                                        31,100           1,446,150
U.S.Bancorp                                           13,500             769,500
                                                                     -----------
                                                                      16,332,777
                                                                     -----------
--------------------------------------------------------------------------------
Cable, Media, and Publishing: 1.56%
--------------------------------------------------------------------------------
Knight-Ridder                                            200               7,775
McGraw-Hill                                           23,400           1,190,475
                                                                     -----------
                                                                       1,198,250
                                                                     -----------
--------------------------------------------------------------------------------
Chemicals: 3.40%
--------------------------------------------------------------------------------
duPont (E.I.) deNemours                               17,939           1,903,776
Rhone-Poulenc S.A. ADR                                20,700             701,213
                                                                     -----------
                                                                       2,604,989
                                                                     -----------
--------------------------------------------------------------------------------
Electronics and Electrical: 5.50%
--------------------------------------------------------------------------------
Eaton                                                 13,300             995,838
Thomas & Betts                                        23,400           1,061,775
Xerox                                                 35,100           2,158,650
                                                                     -----------
                                                                       4,216,263
                                                                     -----------

                                                      Number            Market
                                                     of Shares          Value
--------------------------------------------------------------------------------
Energy: 9.44%
--------------------------------------------------------------------------------
Atlantic Richfield                                       700         $    95,285
British Petroleum ADR                                  9,981           1,373,633
Consolidated Natural Gas                              18,400             926,900
Mobil                                                 13,300           1,729,000
Texaco                                                19,200           2,025,600
Williams                                              24,750           1,085,905
                                                                     -----------
                                                                       7,236,323
                                                                     -----------
--------------------------------------------------------------------------------
Environmental Services: 0.89%
--------------------------------------------------------------------------------
Browning-Ferris                                       24,100             683,835
                                                                     -----------
                                                                         683,835
                                                                     -----------
--------------------------------------------------------------------------------
Food, Beverage, and Tobacco: 7.69%
--------------------------------------------------------------------------------
American Brands                                        3,000             161,250
Anheuser-Busch Companies                              37,200           1,594,950
Heinz (H.J.)                                          31,850           1,321,775
Philip Morris                                         30,300           1,193,063
Quaker Oats                                           21,500             860,000
RJR Nabisco Holdings                                  25,640             762,790
                                                                     -----------
                                                                       5,893,828
                                                                     -----------

--------------------------------------------------------------------------------
Health Care and Pharmaceuticals: 14.57%
--------------------------------------------------------------------------------
American Home Products                                15,274           1,011,903
Bausch & Lomb                                          5,900             238,213
Baxter International                                  59,100           2,829,413
BOC Group                                              1,100              33,825
Bristol-Myers Squibb                                  30,400           1,991,200
Glaxo Wellcome ADR                                    29,900           1,177,313
Pharmacia & Upjohn                                    54,100           1,602,713
SmithKline Beecham                                    28,300           2,281,688
                                                                     -----------
                                                                      11,166,268
                                                                     -----------

--------------------------------------------------------------------------------
Industrial Machinery: 0.87%
--------------------------------------------------------------------------------
Pall                                                  28,900             668,313
                                                                     -----------
                                                                         668,313
                                                                     -----------
--------------------------------------------------------------------------------
Metals and Mining: 1.15%
--------------------------------------------------------------------------------
Freeport-McMoRan Copper
    & Gold Class B                                    30,200             879,575
                                                                     -----------
                                                                         879,575
                                                                     -----------

                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 13

                                                      Number            Market
                                                     of Shares          Value
--------------------------------------------------------------------------------
Packaging and Containers: 1.73%
--------------------------------------------------------------------------------
Minnesota Mining &
    Manufacturing                                     15,212         $ 1,323,444
                                                                     -----------
                                                                       1,323,444
                                                                     -----------

--------------------------------------------------------------------------------
Paper and Forest Products: 2.73%
--------------------------------------------------------------------------------
Georgia-Pacific                                       13,300           1,037,400
Temple-Inland                                          8,200             455,100
Union Camp                                            12,300             598,088
                                                                     -----------
                                                                       2,090,588
                                                                     -----------
--------------------------------------------------------------------------------
Retail: 2.12%
--------------------------------------------------------------------------------
May Department Stores                                 35,100           1,623,375
                                                                     -----------
                                                                       1,623,375
                                                                     -----------
--------------------------------------------------------------------------------
Telecommunications: 6.20%
--------------------------------------------------------------------------------
ALLTEL                                                25,382             799,533
BCE                                                   39,900           1,860,338
BellSouth                                             24,800           1,103,600
Frontier                                              61,900             982,663
                                                                     -----------
                                                                       4,746,134
                                                                     -----------
--------------------------------------------------------------------------------
Transportation and Shipping: 2.27%
--------------------------------------------------------------------------------
Norfolk Southern                                       7,500             674,063
Union Pacific                                         16,700           1,064,625
                                                                     -----------
                                                                       1,738,688
                                                                     -----------
--------------------------------------------------------------------------------
Miscellaneous: 2.99%
--------------------------------------------------------------------------------
Pitney Bowes                                          35,800           2,291,200
                                                                     -----------
                                                                       2,291,200
                                                                     -----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $57,774,559)                                                    70,061,150
================================================================================

                                                  Principal             Market
                                                    Amount               Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 6.70%
With J.P. Morgan Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $1,790,000 U.S.
    Treasury Notes 5.875%
    due 4/30/98, market
    value $1,787,261)                             $1,743,000        $  1,743,000
With PaineWebber
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $1,781,000 U.S.
    Treasury Notes 6.375%
    due 3/31/01, market
    value $1,780,781)                              1,743,000           1,743,000
With Prudential Securites
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $1,642,000 U.S.
    Treasury Notes 6.125%
    due 5/31/97, market
    value $1,684,482)                              1,649,000           1,649,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $5,135,000)                                                      5,135,000
================================================================================
TOTAL MARKET VALUE OF SECURITIES: 98.14%
(cost $62,909,559)                                                   $75,196,150
================================================================================
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 1.86%                                          1,426,430
================================================================================
NET ASSETS APPLICABLE TO
    4,708,119 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT
    TO $16.27 PER SHARE: 100.00%                                     $76,622,580
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT APRIL 30, 1997:
--------------------------------------------------------------------------------
Common stock, $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio                               $60,238,889
Accumulated undistributed:
    Net investment income                                                447,847
    Net realized gain on investments                                   3,649,253
    Net unrealized appreciation
        of investments                                                12,286,591
--------------------------------------------------------------------------------
Total Net Assets                                                     $76,622,580
================================================================================
ADR = American Depository Receipt

See accompanying notes

14  DELAWARE POOLED TRUST o 1997 SEMIANNUAL REPORT

================================================================================
Delaware Pooled Trust, Inc.: The Aggressive Growth Portfolio
Statement of Net Assets
April 30, 1997
(Unaudited)
                                                         Number         Market
                                                       of Shares         Value
--------------------------------------------------------------------------------
 COMMON STOCK: 95.88%
--------------------------------------------------------------------------------
Automobiles and Automotive Parts: 1.18%
--------------------------------------------------------------------------------
* Hertz Class A                                         1,200         $   34,800
 Pep Boys-Manny, Moe & Jack                             3,300            107,663
                                                                      ----------
                                                                         142,463
                                                                      ----------
--------------------------------------------------------------------------------
Banking, Finance, and Insurance: 5.53%
--------------------------------------------------------------------------------
  Ambac                                                 1,000             64,750
  Blanch (E.W.) Holdings                                5,600            124,600
  CMAC Investment                                       5,700            216,600
* FirstPlus Financial Group                             5,000            110,938
  MBIA                                                    700             68,163
  The Money Store                                       3,900             84,094
                                                                      ----------
                                                                         669,145
                                                                      ----------
--------------------------------------------------------------------------------
  Cable, Media, and Publishing: 0.19%
--------------------------------------------------------------------------------
  Reynolds & Reynolds Class A                           1,100             22,825
                                                                      ----------
                                                                          22,825
                                                                      ----------
--------------------------------------------------------------------------------
  Computers and Technology: 23.67%
--------------------------------------------------------------------------------
  Adobe Systems                                         7,300            284,700
* Affiliated Computer Services
    Class A                                             9,100            236,600
* BA Merchant Services Class A                          2,600             36,400
* Bisys Group                                          10,000            321,875
* BMC Software                                          6,200            267,763
* Cascade Communications                                6,000            188,625
  Cognizant                                             3,200            104,400
* Compuware                                             6,200            234,050
  Dallas Semiconductor                                  2,400             87,600
* DST Systems                                           1,400             39,725
  First Data                                            6,868            236,946
  HBO                                                   1,188             63,484
* HNC Software                                          4,400            117,150
* Micron Technology                                     2,200             77,550
* Pure Atria                                           21,900            214,894
* Rational Software                                     6,700             92,544
* Sterling Commerce                                     4,174            108,002
* StorMedia Class A                                    11,800            149,713
                                                                      ----------
                                                                       2,862,021
                                                                      ----------

                                                         Number         Market
                                                       of Shares         Value
--------------------------------------------------------------------------------
  Electronics and Electrical Equipment: 3.79%
--------------------------------------------------------------------------------
* LSI Logic                                             7,900         $  302,175
* Xilinx                                                3,200            156,600
                                                                      ----------
                                                                         458,775
                                                                      ----------
--------------------------------------------------------------------------------
  Energy: 7.58%
--------------------------------------------------------------------------------
* CalEnergy                                            13,600            532,100
* Global Industries                                     5,700            118,988
* Newpark Resources                                     3,100            139,113
* Noble Drilling                                        7,300            126,835
                                                                      ----------
                                                                         917,036
                                                                      ----------
--------------------------------------------------------------------------------
  Environmental Services: 4.41%
--------------------------------------------------------------------------------
* Philip Environmental                                 14,300            225,225
* United Waste Systems                                  4,700            158,330
* USA Waste Services                                    4,570            149,665
                                                                      ----------
                                                                         533,220
                                                                      ----------
--------------------------------------------------------------------------------
  Food, Beverage, and Tobacco: 2.62%
--------------------------------------------------------------------------------
* Foodmaker                                            12,300            133,763
* General Cigar Class A                                 5,600            132,300
* Swisher International Group
    Class A                                             3,200             50,400
                                                                      ----------
                                                                         316,463
                                                                      ----------
--------------------------------------------------------------------------------
  Health Care and Pharmaceuticals: 16.18%
--------------------------------------------------------------------------------
* Centocor                                              3,600            101,475
* Dura Pharmaceuticals                                  7,800            226,688
* HealthSouth                                           6,800            134,300
* Health Care and Retirement                            2,200             69,575
* Health Management Associates
    Class A                                            10,538            281,878
* INCYTE Pharmaceuticals                                1,100             47,575
* Interim Services                                      3,300            127,875
* MedPartners                                          11,600            211,700
* Orthodontic Centers
    of America                                         10,600            126,538
* Phycor                                                9,600            255,000
* Quorum Health Group                                   4,400            136,400
  Teva Pharmaceutical
    Industries ADR                                      1,400             70,700
* Vencor                                                4,000            166,500
                                                                      ----------
                                                                       1,956,204
                                                                      ----------
                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 15

                                                         Number         Market
                                                       of Shares         Value
--------------------------------------------------------------------------------
  Leisure, Lodging, and Entertainment: 6.82%
--------------------------------------------------------------------------------
  Callaway Golf                                         2,300           $ 68,713
* HFS                                                   5,900            349,575
* Interstate Hotels                                     3,000             75,375
  La Quinta Inns                                        6,800            148,750
* Mirage Resorts                                        5,700            114,713
* Prime Hospitality                                     4,100             68,163
                                                                      ----------
                                                                         825,289
                                                                      ----------
--------------------------------------------------------------------------------
  Retail: 9.11%
--------------------------------------------------------------------------------
* Bed Bath & Beyond                                     2,700             74,081
* CompUSA                                               6,600            127,050
  Fastenal                                                700             27,169
* General Nutrition                                    11,400            244,388
* Guitar Center                                         2,800             39,550
* Kohl's                                                4,500            219,938
* Saks Holdings                                         1,600             30,600
  St. John Knits                                        2,100             80,588
* Staples                                              10,413            188,076
  Value City Department Stores                          8,200             69,700
                                                                      ----------
                                                                       1,101,140
                                                                      ----------
--------------------------------------------------------------------------------
  Telecommunications: 1.15%
--------------------------------------------------------------------------------
* Premiere Technologies                                 5,800            138,838
                                                                      ----------
                                                                         138,838
                                                                      ----------
--------------------------------------------------------------------------------
  Textiles, Apparel, and Furniture: 4.12%
--------------------------------------------------------------------------------
* Nine West Group                                       2,600            103,025
  Reebok International Limited                          4,000            153,000
* Tommy Hilfiger                                        6,100            242,475
                                                                      ----------
                                                                         498,500
                                                                      ----------
--------------------------------------------------------------------------------
  Transportation and Shipping: 1.28%
--------------------------------------------------------------------------------
  Illinois Central                                      4,650            154,613
                                                                      ----------
                                                                         154,613
                                                                      ----------
--------------------------------------------------------------------------------
  Utilities: 2.89%
--------------------------------------------------------------------------------
* AES                                                   5,348            348,957
                                                                      ----------
                                                                         348,957
                                                                      ----------
--------------------------------------------------------------------------------
  Miscellaneous: 5.36%
--------------------------------------------------------------------------------
* Apollo Group Class A                                  5,100            137,380
* CUC International                                    13,400            283,075
* Personnel Group of America                            3,200             76,800
* Prime Service                                         4,200             93,975
* SITEL                                                 5,700             56,285
                                                                      ----------
                                                                         647,515
                                                                      ----------
--------------------------------------------------------------------------------
  Total Common Stock
  (cost $10,796,976)                                                  11,593,004
================================================================================

                                                         Number         Market
                                                       of Shares         Value
--------------------------------------------------------------------------------
WARRANTS: 0.00%
--------------------------------------------------------------------------------
AES Warrants                                               16               $584
--------------------------------------------------------------------------------
Total Warrants
(cost $0)                                                                    584
================================================================================


                                                    Principal
                                                     Amount
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 3.31%
With J.P. Morgan Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $139,000 U.S.
    Treasury Notes 5.875%
    due 4/30/98, market
    value $139,222)                                  $136,000            136,000
With PaineWebber
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $139,000 U.S.
    Treasury Notes 6.375%
    due 3/31/01, market
    value $138,717)                                   136,000            136,000
With Prudential Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $128,000 U.S.
    Treasury Notes 6.125%
    due 5/31/97, market
    value $131,216)                                   128,000            128,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $400,000)                                                          400,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.19%
(cost $11,196,976)                                                   $11,993,588
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 0.81%                                             98,193
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    1,083,667 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT
    TO $11.16 PER SHARE: 100.00%                                     $12,091,781
================================================================================

16 DELAWARE POOLED TRUST o 1997 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT APRIL 30, 1997:
--------------------------------------------------------------------------------
Common stock $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio                             $  8,472,897
Accumulated undistributed:
    Net investment loss                                                 (89,328)
    Net realized gain on investments                                  2,911,600
    Net unrealized appreciation
      of investments                                                    796,612
--------------------------------------------------------------------------------
Total Net Assets                                                    $12,091,781
================================================================================
* Non-income producing security.
ADR = American Depository Receipt

See accompanying notes

================================================================================
Delaware Pooled Trust, Inc.:
The Real Estate Investment Trust Portfolio
Statement of Net Assets
April 30, 1997
(Unaudited)

                                                     Number             Market
                                                   of Shares             Value
--------------------------------------------------------------------------------
COMMON STOCK: 98.89%
--------------------------------------------------------------------------------
Health Care REITs: 1.87%
--------------------------------------------------------------------------------
Nationwide Health Properties                         44,100           $  882,000
                                                                      ----------
                                                                         882,000
                                                                      ----------
--------------------------------------------------------------------------------
Hotels/Diversified REITs: 17.81%
--------------------------------------------------------------------------------
Felcor Suite Hotels                                  32,000            1,148,000
Glenborough Realty Trust                             42,100              831,475
Liberty Property Trust                               35,000              844,375
National Golf Properties                             40,000            1,235,000
Newhall Land & Farming                               66,200            1,257,800
Patriot American Hospitality                         72,200            1,552,300
Starwood Lodging Trust                               40,000            1,540,000
                                                                      ----------
                                                                       8,408,950
                                                                      ----------
--------------------------------------------------------------------------------
Mall REITs: 6.12%
--------------------------------------------------------------------------------
General Growth Properties                            42,000            1,338,750
Simon DeBartolo Group                                54,100            1,548,613
                                                                      ----------
                                                                       2,887,363
                                                                      ----------
--------------------------------------------------------------------------------
Manufactured Housing REITs: 4.92%
--------------------------------------------------------------------------------
Chateau Properties                                   45,848            1,197,779
Sun Communities                                      35,100            1,123,200
                                                                      ----------
                                                                       2,320,979
                                                                      ----------
--------------------------------------------------------------------------------
Multifamily REITs: 17.45%
--------------------------------------------------------------------------------
Ambassador Apartments                                52,000            1,267,500
Apartment Investment &
Management                                           55,600            1,542,900
Camden Property Trust                                53,000            1,450,875
Equity Residential Properties                        33,400            1,461,250
Essex Property Trust                                 45,000            1,316,250
Security Capital Pacific Trust                       52,800            1,201,200
                                                                      ----------
                                                                       8,239,975
                                                                      ----------
                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 17
                                                     Number             Market
                                                   of Shares             Value
--------------------------------------------------------------------------------
Office/Industrial REITs: 29.30%
--------------------------------------------------------------------------------
Brandywine Realty Trust                              60,100          $ 1,134,388
Cali Realty                                          36,600            1,079,700
CarrAmerica Realty                                   47,000            1,310,125
Crescent Real Estate                                 53,200            1,396,500
Duke Realty Investments                              32,500            1,194,375
First Industrial Realty                              40,800            1,203,600
Parkway (Private Placement)                          29,500              660,062
Prentiss PropertiesTrust                             62,000            1,464,750
Reckson Associates Realty                            47,200            1,091,500
Spieker Properties                                   38,600            1,346,175
Trinet Coporate Realty Trust                         25,000              834,375
Trizec Hahn Corporation                              51,000            1,115,625
                                                                     -----------
                                                                      13,831,175
                                                                     -----------
--------------------------------------------------------------------------------
Retail Strip Center REITs: 15.17%
--------------------------------------------------------------------------------
Burnham Pacific Properties                           85,000            1,062,500
Developers Diversified Realty                        29,000            1,069,375
Excel Realty Trust                                   59,700            1,447,725
JDN Realty                                           41,500            1,162,000
Kimco Realty                                         30,200              939,975
Vornado Realty Trust                                 23,300            1,482,462
                                                                     -----------
                                                                       7,164,037
                                                                     -----------
--------------------------------------------------------------------------------
Self-Storage REITs: 6.25%
--------------------------------------------------------------------------------
Public Storage                                       50,500            1,357,188
Sovran Self Storage                                  33,000              932,250
Storage USA                                          17,600              662,200
                                                                     -----------
                                                                       2,951,638
                                                                     -----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $41,633,979)                                                    46,686,117
================================================================================

                                                   Principal
                                                    Amount
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 2.42%
--------------------------------------------------------------------------------
With JP Morgan Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $279,000 U.S.
    Treasury Notes 8.625%
    due 8/15/97, market
    value $286,423 and
    $133,000 U.S. Treasury
    Notes 5.125% due
    4/30/98, market
    value $131,511)                                $407,000             407,000
--------------------------------------------------------------------------------

                                                   Principal           Market
                                                    Amount              Value
--------------------------------------------------------------------------------
With PaineWebber
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $140,000 U.S.
    Treasury Notes 6.875%
    due 3/31/00, market
    value $142,560 and
    $127,000 U.S. Treasury
    Notes 6.00% due
    11/30/97, market
    value $130,693)                                $268,000          $  268,000
With Prudential Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $468,000 U.S.
    Treasury Notes 6.125%
    due 3/31/00, market
    value $479,994 )                                470,000             470,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $1,145,000)                                                     1,145,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 101.31%
(cost $42,778,979)                                                  $47,831,117
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
    AND OTHER ASSETS: (1.31%)                                          (619,886)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    3,586,248 SHARES ($0.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $13.16 PER SHARE: 100.00%                                       $47,211,231
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT APRIL 30, 1997:
--------------------------------------------------------------------------------
Common Stock $0.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio                              $40,309,960
Accumulated undistributed:
    Net investment income                                               722,620
    Net realized gain on investments                                  1,126,513
    Net unrealized appreciation
      of investments                                                  5,052,138
--------------------------------------------------------------------------------
Total Net Assets                                                    $47,211,231
================================================================================

REIT: Real Estate Investment Trust

See accompanying notes

18 DELAWARE POOLED TRUST o 1997 SEMIANNUAL REPORT

================================================================================
 Delaware Pooled Trust, Inc.: The Fixed Income Portfolio
Statement of Net Assets
April 30, 1997
(Unaudited)
                                                 Principal               Market
                                                   Amount                Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 20.66%
--------------------------------------------------------------------------------
Ahmanson (H.F.),
6.35%, 09/01/98                                   $100,000              $100,126
Barrick Gold,
7.50%, 05/01/07                                    365,000               365,000
Chrysler Financial,
6.35%, 03/15/99                                    150,000               149,813
CNA Financial,
6.25%, 11/15/03                                    425,000               405,344
Continental,
7.25%, 03/01/03                                    400,000               399,500
Credit Foncier de France,
8.00%, 01/14/02                                    335,000               343,375
Ford Motor Credit,
7.00%, 09/25/01                                    300,000               301,875
General Motors Acceptance
Corporation,
8.50%, 01/01/03                                    100,000               106,375
Greyhound Financial
Medium-Term Note,
8.79%, 11/15/01                                    100,000               106,500
Kohl's,
6.70%, 02/01/06                                    300,000               286,875
Lehman Brothers Holdings,
6.84%, 09/25/98                                    150,000               150,790
News America Holdings,
9.125%, 10/15/99                                   430,000               454,188
Norwest,
6.125%, 10/15/00                                   150,000               147,188
Summit Bancorp Capital
Trust,
8.40%, 03/15/27                                    250,000               247,813
Summit Bank,
6.75%, 06/15/03                                     80,000                78,400
U.S. Bancorp,
8.125%, 05/15/02                                   125,000               130,781
U.S. West Capital Funding,
6.20%, 11/30/00                                    450,000               439,875
Wal-Mart Stores,
5.875%, 10/15/05                                   125,000               115,625
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $4,346,925)                                                      4,329,443
================================================================================
                                                 Principal               Market
                                                   Amount                Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: 11.85%
--------------------------------------------------------------------------------
Advanta Series 93-1 A2,
5.95%, 05/25/09                                    $ 71,712             $ 69,067
American Finance Home
Equity Series 92-5 A,
7.20%, 02/15/08                                      66,965               66,872
Case Equipment Loan Trust
Series 95-B A3,
6.15%, 09/15/02                                      94,292               94,222
Countrywide Asset-Backed
Certificates Series 97-1 A4,
6.95%, 05/25/21                                     350,000              342,508
First Union Residential
Securitization Trust
Series 96-2 A2,
6.46%, 09/25/11                                     440,000              433,744
Green Tree Home
Improvement Loan Trust
Series 96-F HEA3,
6.90%, 01/15/28                                     170,000              168,114
IMC Home Equity Loan
Trust Series 95-3A2,
6.50%, 11/25/10                                     140,000              139,482
Nations Credit Grantor Trust
Series 96-1 A,
5.85%, 09/15/11                                     227,840              221,912
Series 96-1 A,
7.25%, 02/25/12                                     198,150              196,726
Neiman-Marcus Group
Credit Card Master Trust
Series 95-1 A,
7.60%, 06/15/03                                     150,000              153,821
The Money Store Home
Equity Trust Series 97-A A9,
7.235%, 04/15/27                                    260,000              260,488
UCFC Home Equity Loan
Series 96-D A3,
6.541%, 11/15/13                                    130,000              128,737
Series 96-B1 A3,
7.30%, 04/15/14                                     125,000              125,875
World Omni Automobile
Lease Securitization Trust
Series 95-A,
6.05%, 11/25/01                                      82,430               81,705
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $2,503,006)                                                      2,483,273
================================================================================

                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 19

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE                          Principal              Market
    OBLIGATIONS: 23.46%                            Amount                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Securitization
Corporation Series 96-D2
A1, 6.92%, 02/14/29                                $343,178             $337,816
Series 96-D3 A1,
7.21%, 10/13/26                                     130,000              130,548
Series 97-D4 A1,
7.35%, 04/14/29                                     516,289              524,679
Series 97-MD7 A3,
7.5756%, 01/13/30                                   400,000              406,000
Morgan Stanley Capital
Trust Series 97-C1 A1A,
6.85%, 02/15/20                                     381,563              381,802
Series 97-C1 A1B,
7.46%, 02/15/20                                     385,000              391,617
Mortgage Capital Funding
Series 96-MC2 A1,
6.758%, 12/21/26                                    256,736              253,728
Series 96-MC2 C,
7.224%, 09/20/06                                    155,000              152,887
Nomura Asset Securities
Series 95-MD3,
8.17%, 03/04/20                                     182,493              189,194
Prudential Home Mortgage
Securities Series 93-61 A3,
6.50%, 12/25/08                                     355,000              348,211
Residential Accredit Loans
Series 97-QS1 A5,
6.75%, 02/25/27                                     500,000              493,594
Series 97-QS1 A8,
6.75%, 02/25/27                                     400,000              383,625
Series 96-QS2 A3,
7.05%, 03/25/19                                     150,000              149,695
Series 96-QS3 AI3,
7.29%, 06/25/26                                      70,000               70,131
Series 96-QS2 A6,
7.45%, 04/25/23                                     135,000              133,819
Series 97-QS3 A3,
7.50%, 04/25/27                                     135,000              134,198
Residential Funding
Mortgage Securities
Series 96-S9 A10,
7.25%, 04/25/26                                     444,326              434,813
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
(cost $4,933,249)                                                      4,916,357
================================================================================

                                                   Principal            Market
                                                     Amount              Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: 17.39%
--------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corporation-Gold,
6.00%, 04/01/11                                  $  280,805           $  267,993
Federal Home Loan Mortgage,
6.15%, 01/15/17                                     385,000              381,629
Federal Home Loan
Mortgage,
7.00%, 07/01/11                                   1,547,164            1,534,110
Government National
Mortgage Association,
7.00%, 12/15/22                                     485,470              472,423
Government National
Mortgage Association,
7.00%, 06/15/23                                     270,370              263,019
Government National
Mortgage Association,
7.00%, 07/15/23                                     157,089              152,818
Government National
Mortgage Association,
9.00%, 02/15/17                                     328,097              350,141
Government National
Mortgage Association,
9.50%, 09/15/19                                     205,299              222,749
--------------------------------------------------------------------------------
Total Mortgage-Backed Securities
(cost $3,647,913)                                                      3,644,882
================================================================================
--------------------------------------------------------------------------------
MUNICIPAL BONDS: 1.67%
--------------------------------------------------------------------------------
New York State Dorm
Authority Revenue (Taxable
Pension Obligations),
6.23%, 10/01/98                                     350,000              350,000
--------------------------------------------------------------------------------
Total Municipal Bonds
(cost $350,000)                                                          350,000
================================================================================
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 22.70%
--------------------------------------------------------------------------------
U.S. Treasury Notes,
5.875%, 04/30/98                                    845,000              844,468
U.S. Treasury Notes,
5.875%, 11/15/99                                  2,500,000            2,471,300
U.S. Treasury Notes,
6.25%, 07/31/98                                     475,000              476,126
U.S. Treasury Notes,
6.375%, 06/30/97                                    965,000              966,853
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $4,791,553)                                                      4,758,747
================================================================================

20 DELAWARE POOLED TRUST o 1997 SEMIANNUAL REPORT

                                                       Principal       Market
                                                         Amount         Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 1.68%
--------------------------------------------------------------------------------
With J.P. Morgan Securites
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $123,000 U.S.
    Treasury Notes 5.875%
    due 4/30/98, market
    value $122,515                                     $120,000      $  120,000
With PaineWebber
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $122,000 U.S.
    Treasury Notes 6.375%
    due 3/31/01, market
    value $122,071)                                    119,000          119,000
With Prudential Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $113,000 U.S.
    Treasury Notes 6.125%
    due 5/31/97, market
    value $115,470)                                    113,000          113,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $352,000)                                                         352,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.41%
(cost $20,924,646)                                                  $20,834,702
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 0.59%                                           124,384
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    2,124,076 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $9.87 PER SHARE: 100.00%                                        $20,959,086
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT APRIL 30, 1997:
--------------------------------------------------------------------------------
Common stock, $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio                              $21,110,188
Accumulated undistributed:
    Net realized loss on investments                                    (61,158)
    Net unrealized depreciation of investments                          (89,944)
--------------------------------------------------------------------------------
Total Net Assets                                                    $20,959,086
================================================================================
See accompanying notes
================================================================================
Delaware Pooled Trust, Inc.:
The High-Yield Bond Portfolio
Statement of Net Assets
April 30, 1997
(Unaudited)
                                                      Principal          Market
                                                        Amount            Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 93.65%
--------------------------------------------------------------------------------
Aerospace and Defense: 5.55%
--------------------------------------------------------------------------------
Derlan Manufacturing,
10.00%, 01/15/07                                      $400,000          $394,000
Dyncorp,
9.50%, 03/01/07                                         85,000            83,619
                                                                        --------
                                                                         477,619
                                                                        --------
--------------------------------------------------------------------------------
Automobiles and Automotive Parts: 9.21%
--------------------------------------------------------------------------------
Collins & Aikman,
10.00%, 01/15/07                                       400,000           394,000
Motors & Gears,
10.75%, 11/15/06                                       400,000           398,500
                                                                        --------
                                                                         792,500
                                                                        --------
--------------------------------------------------------------------------------
Banking, Finance, and Insurance: 4.44%
--------------------------------------------------------------------------------
Olympic Financial,
11.50%, 03/15/07                                       400,000           382,000
                                                                        --------
                                                                         382,000
                                                                        --------
--------------------------------------------------------------------------------
Buildings and Materials: 5.55%
--------------------------------------------------------------------------------
Atrium,
10.50%, 11/15/06                                       400,000           409,500
Nortek,
9.25%, 03/15/07                                         70,000            68,425
                                                                        --------
                                                                         477,925
                                                                        --------
--------------------------------------------------------------------------------
Cable, Media, and Publishing: 5.26%
--------------------------------------------------------------------------------
Albritton Communications,
9.75%, 11/30/07                                        400,000           382,500
Hollinger International
Publishing, 9.25%, 03/15/07                             70,000            69,650
                                                                        --------
                                                                         452,150
                                                                        --------
--------------------------------------------------------------------------------
Chemicals: 2.37%
--------------------------------------------------------------------------------
Key Plastics,
10.25%, 03/15/07                                       200,000           203,500
                                                                        --------
                                                                         203,500
                                                                        --------

                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 21

                                                    Principal            Market
                                                     Amount               Value
--------------------------------------------------------------------------------
Consumer Products: 13.05%
--------------------------------------------------------------------------------
Consumers International,
10.25%, 04/01/05                                  $  200,000          $  205,000
Pen-Tab Industries,
10.875%, 02/01/07                                    400,000             401,000
Rayovac Notes,
10.25%, 11/01/06                                     375,000             390,469
William Carter Notes,
10.375%, 12/01/06                                    125,000             126,094
                                                                      ----------
                                                                       1,122,563
                                                                      ----------
--------------------------------------------------------------------------------
Electronics and Electrical Equipment: 2.93%
--------------------------------------------------------------------------------
Fairchild Semiconductor,
10.125%, 03/15/07                                    250,000             252,500
                                                                      ----------
                                                                         252,500
                                                                      ----------
--------------------------------------------------------------------------------
Energy/Environmental Services: 1.47%
--------------------------------------------------------------------------------
Petro Stopping Centers,
10.50%, 02/01/07                                     125,000             126,563
                                                                      ----------
                                                                         126,563
                                                                      ----------
--------------------------------------------------------------------------------
Food, Beverage, and Tobacco: 14.28%
--------------------------------------------------------------------------------
CFP Holdings,
11.625%, 01/15/04                                    400,000             413,000
Core-Mark,
11.375%, 09/15/03                                    400,000             413,500
MBW Foods,
9.875%, 02/15/07                                     400,000             402,000
                                                                      ----------
                                                                       1,228,500
                                                                      ----------
--------------------------------------------------------------------------------
Industrial Machinery: 8.14%
--------------------------------------------------------------------------------
Clark Materials Handling,
10.75%, 11/15/06                                     150,000             153,750
Hawk,
10.25%, 12/01/03                                     150,000             151,125
Packard Bioscience,
9.375%, 03/01/07                                     400,000             395,000
                                                                      ----------
                                                                         699,875
                                                                      ----------

                                                    Principal            Market
                                                     Amount               Value
--------------------------------------------------------------------------------
Leisure, Lodging, and Entertainment: 4.53%
--------------------------------------------------------------------------------
Trump-Atlantic City,
11.25%, 05/01/06                                  $  400,000          $  390,000
                                                                      ----------
                                                                         390,000
                                                                      ----------
--------------------------------------------------------------------------------
Packaging and Containers: 4.61%
--------------------------------------------------------------------------------
Portola Packaging,
10.75%, 10/01/05                                     400,000             397,000
                                                                      ----------
                                                                         397,000
                                                                      ----------
--------------------------------------------------------------------------------
Retail: 4.71%
--------------------------------------------------------------------------------
Fleming,
10.625%, 12/15/01                                    400,000             405,000
                                                                      ----------
                                                                         405,000
                                                                      ----------
--------------------------------------------------------------------------------
Textiles, Apparel, and Furniture: 4.56%
--------------------------------------------------------------------------------
GFSI,
9.625%, 03/01/07                                     400,000             392,500
                                                                      ----------
                                                                         392,500
                                                                      ----------
--------------------------------------------------------------------------------
Transportation and Shipping: 1.19%
--------------------------------------------------------------------------------
Atlantic Express,
10.75%, 02/01/04                                     100,000             102,750
                                                                      ----------
                                                                         102,750
                                                                      ----------
--------------------------------------------------------------------------------
Miscellaneous: 1.80%
--------------------------------------------------------------------------------
LDM Technologies,
10.75%, 01/15/07                                     150,000             155,250
                                                                      ----------
                                                                         155,250
                                                                      ----------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $8,177,363)                                                      8,058,195
================================================================================


                                                       Number
                                                     of shares
--------------------------------------------------------------------------------
PREFERRED STOCK: 3.47%
--------------------------------------------------------------------------------
American Radio Systems                                 1,536             150,868
Chancellor Radio Broadcasting                          1,500             147,375
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Preferred Stock
(cost $300,469)                                                          298,243
================================================================================

22 DELAWARE POOLED TRUST o 1997 SEMIANNUAL REPORT

                                                    Principal           Market
                                                      Amount             Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 0.33%
--------------------------------------------------------------------------------
With JP Morgan Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $7,000 U.S.
    Treasury Notes 8.625%
    due 8/15/97, market
    value $7,004 and
    $3,000 U.S. Treasury
    Notes 5.125% due
    4/30/98, market
    value $3,216)                                   $10,000             $ 10,000
With PaineWebber
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $3,000 U.S.
    Treasury Notes 6.875%
    due 3/31/00, market
    value $3,486 and $3,000
    U.S. Treasury Notes 6.00%
    due 11/30/97, market
    value $3,196)                                     6,000                6,000
With Prudential Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $12,000 U.S.
    Treasury Notes 6.125%
    due 3/31/00, market
    value $11,738 )                                   12,000              12,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $28,000)                                                            28,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 97.45%
(cost $8,505,832)                                                     $8,384,438
================================================================================
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 2.55%                                            219,184
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
    838,300 SHARES ($0.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $10.26 PER SHARE: 100.00%                                        $8,603,622
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT APRIL 30, 1997:
--------------------------------------------------------------------------------
Common stock $0.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio                               $8,632,997
Accumulated undistributed:
    Net investment income                                                54,294
    Net realized gain on investments                                     37,725
    Net unrealized depreciation
      of investments                                                   (121,394)
--------------------------------------------------------------------------------
Total Net Assets                                                     $8,603,622
================================================================================

See accompanying notes

                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 23

================================================================================
Delaware Pooled Trust, Inc.: The International Equity Portfolio
Statement of Net Assets
April 30, 1997
(Unaudited)
                                         Number                     Market Value
                                        of Shares                     (U.S.$)
--------------------------------------------------------------------------------

COMMON STOCK: 94.40%
--------------------------------------------------------------------------------
Australia: 11.27%
--------------------------------------------------------------------------------
Amcor Limited                           1,326,000                   $  8,733,576
Brambles Industries                       311,000                      5,633,267
CSR Limited                             3,474,003                     12,856,434
National Australia Bank                   989,017                     13,551,672
Pacific Dunlop Limited                  1,668,904                      4,508,369
                                                                    ------------
                                                                      45,283,318
                                                                    ------------
--------------------------------------------------------------------------------
Belgium: 2.63%
--------------------------------------------------------------------------------
Electrabel                                 46,405                     10,557,819
                                                                    ------------
                                                                      10,557,819
                                                                    ------------
--------------------------------------------------------------------------------
Germany: 8.55%
--------------------------------------------------------------------------------
Bayer                                     169,000                      6,729,129
Continental                               288,550                      6,355,139
Rheinisch Westfaelisches Elek             191,500                      7,948,263
Siemens                                   245,500                     13,318,790
                                                                    ------------
                                                                      34,351,321
                                                                    ------------
--------------------------------------------------------------------------------
France: 8.01%
--------------------------------------------------------------------------------
Alcatel Alsthom                            72,199                      8,037,937
Campagnie de Saint Gobain                  52,176                      6,999,165
Elf Aquitaine                             115,752                     11,238,637
Societe Television Francaise               61,200                      5,910,558
                                                                    ------------
                                                                      32,186,297
                                                                    ------------
--------------------------------------------------------------------------------
Hong Kong: 3.23%
--------------------------------------------------------------------------------
Hong Kong Electric                      1,805,000                      6,384,432
Wharf Holdings                          1,744,000                      6,596,424
                                                                    ------------
                                                                      12,980,856
                                                                    ------------
--------------------------------------------------------------------------------
Indonesia: 2.48%
--------------------------------------------------------------------------------
PT Bank Dagang Nasional                 6,679,532                      6,665,745
PT Semen Gresik                         1,355,000                      3,303,837
                                                                    ------------
                                                                       9,969,582
                                                                    ------------
                                             Number                Market Value
                                           of Shares                  (U.S.$)
--------------------------------------------------------------------------------
Japan: 13.68%
--------------------------------------------------------------------------------
Amano                                       331,000                $  3,100,032
Canon Electronics                           332,000                   7,864,948
Chiyoda Fire and Marine                     535,500                   1,917,618
Eisai                                       359,500                   6,224,620
Hitachi                                     914,000                   8,272,472
Kinki Coca-Cola Bottling                     75,000                     861,798
Koito Manufacturing                         441,000                   2,672,518
Matsushita Electric                         614,000                   9,809,699
Nichido Fire & Marine                       757,000                   4,069,189
West Japan Railway                            3,075                  10,164,492
                                                                    -----------
                                                                     54,957,386
                                                                    -----------
--------------------------------------------------------------------------------
Malaysia: 0.65%
--------------------------------------------------------------------------------
Sime Darby Berhad                           840,000                   2,593,832
                                                                    -----------
                                                                      2,593,832
                                                                    -----------
-------------------------------------------------------------------------------
Netherlands: 5.89%
-------------------------------------------------------------------------------
Elsevier                                    618,000                   9,906,798
Koninklijke Van Ommeren                     123,000                   4,796,640
Royal Dutch Petroleum                        49,975                   8,940,705
                                                                    -----------
                                                                     23,644,143
                                                                    -----------
-------------------------------------------------------------------------------
New Zealand: 3.83%
-------------------------------------------------------------------------------
Carter Holt Harvey                        2,868,400                   6,359,587
Telecom Corporation of
    New Zealand                           2,010,000                   9,010,306
                                                                    -----------
                                                                     15,369,893
                                                                    -----------
-------------------------------------------------------------------------------
Philippines: 0.93%
-------------------------------------------------------------------------------
Philippine Long Distance
    Telephone Company ADR                    67,200                   3,754,800
                                                                    -----------
                                                                      3,754,800
                                                                    -----------
-------------------------------------------------------------------------------
Singapore: 0.62%
-------------------------------------------------------------------------------
Jardine Matheson Holdings
    Limited                                 452,278                   2,487,529
                                                                    -----------
                                                                      2,487,529
                                                                    -----------
-------------------------------------------------------------------------------
South Korea: 0.64%
-------------------------------------------------------------------------------
Cho Hung Bank Limited
    GDR                                     517,910                   2,581,781
                                                                    -----------
                                                                      2,581,781
                                                                    -----------

24 DELAWARE POOLED TRUST o 1997 SEMIANNUAL REPORT

                                       Number          Market Value
                                      of Shares          (U.S.$)
--------------------------------------------------------------------------------
Spain: 5.08%
--------------------------------------------------------------------------------
Acerinox                                22,822         $ 3,341,978
Banco Central
    Hispanoamer S.A.                   175,827           5,364,067
Iberdrola S.A.                         517,000           5,848,212
Telefonica de Espana                   227,350           5,837,077
                                                       -----------
                                                        20,391,334
                                                       -----------
--------------------------------------------------------------------------------
United Kingdom: 26.91%
--------------------------------------------------------------------------------
BG plc                                 961,300           2,794,633
Bass plc                               693,000           8,964,618
Blue Circle Industries plc           1,253,000           8,526,639
Boots plc                            1,063,100          11,947,938
British Airways plc                    890,000          10,204,870
Cable & Wireless plc                 1,557,240          12,025,934
Centrica plc                           961,300             886,008
GKN plc                                375,750           5,803,530
Glaxo Wellcome plc                     618,711          12,188,813
Great Universal Stores plc           1,070,300          11,090,190
Powergen plc                         1,145,000          12,031,576
RTZ plc                                733,000          11,648,703
                                                       -----------
                                                       108,113,452
                                                       -----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $329,836,052)                                    379,223,343
================================================================================

--------------------------------------------------------------------------------
WARRANTS: 0.08%
--------------------------------------------------------------------------------
Indonesia: 0.08%
--------------------------------------------------------------------------------
PT Bank Dagang Nasional
    2/14/00                           954,219              333,778
--------------------------------------------------------------------------------
Total Warrants
(cost $0)                                                  333,778
================================================================================

                                        Principal              Market
                                         Amount                 Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 4.95%
--------------------------------------------------------------------------------
With J.P. Morgan Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $4,316,000 U.S.
    Treasury Notes 8.625%
    due 8/15/97, market
    value $4,428,969 and
    $2,051,000 U.S.
    Treasury Notes 5.125%
    due 4/30/98, market
    value $2,033,558)                 $  6,301,000          $  6,301,000
With PaineWebber
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $1,970,000 U.S.
    Treasury Notes 6.00%
    due 11/30/97, market
    value $2,020,906 and
    $4,333,000 U.S.
    Treasury Notes 6.875%
    due  3/31/00, market
    value $4,408,809)                   6,301,000              6,301,000
With Prudential Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $7,237,000 U.S.
    Treasury Notes 6.125%
    due 5/31/97, market
    value $7,422,160)                   7,264,000              7,264,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $19,866,000)                                            19,866,000
================================================================================

                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 25

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES:99.43%
(Cost $349,702,052)                                   $399,423,121
================================================================================
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 0.57%                            2,280,930
================================================================================
NET ASSETS APPLICABLE TO
    25,655,106 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $15.66 PER SHARE: 100.00%                         $401,704,051
================================================================================
COMPONENTS OF NET ASSETS
    AT APRIL 30, 1997:
--------------------------------------------------------------------------------
Common stock, $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio               $344,180,911
Accumulated undistributed:
    Net investment income*                              6,192,894
    Net realized gain on investments                      991,017
    Net unrealized appreciation on investments
      and foreign currencies                           50,339,229
--------------------------------------------------------------------------------
Total Net Assets                                     $401,704,051
================================================================================
* Accumulated net investment income includes net realized gain on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

ADR = American Depository Receipt
GDR = Global Depository Receipt

See accompanying notes


26 DELAWARE POOLED TRUST o 1997 SEMIANNUAL REPORT

Delaware Pooled Trust, Inc.:
The Labor Select International Equity Portfolio
Statement of Net Assets
April 30, 1997
(Unaudited)

                                          Number          Market Value
                                         of Shares           (U.S.$)
--------------------------------------------------------------------------------

COMMON STOCK: 87.69%
--------------------------------------------------------------------------------
Australia: 11.19%
--------------------------------------------------------------------------------
Amcor Limited                             155,000          $1,020,893
Brambles Industries                        37,200             673,819
CSR Limited                               235,000             869,677
National Australia Bank                   101,192           1,386,549
National Foods                            350,334             445,843
                                                           ----------
                                                            4,396,781
                                                           ----------
--------------------------------------------------------------------------------
Belgium: 2.61%
--------------------------------------------------------------------------------
Electrabel S.A.                            4,500            1,023,816
                                                           ----------
                                                            1,023,816
                                                           ----------
--------------------------------------------------------------------------------
France: 8.55%
--------------------------------------------------------------------------------
Alcatel Alsthom                           8,826               982,601
Elf Aquitaine                             13,700            1,330,166
Societe Television Francaise              10,840            1,046,903
                                                           ----------
                                                            3,359,670
                                                           ----------
--------------------------------------------------------------------------------
Germany: 8.08%
--------------------------------------------------------------------------------
Bayer                                     19,800              788,383
Continental                               28,300              623,290
RWE                                       17,950              745,020
Siemens                                   18,750            1,017,219
                                                           ----------
                                                            3,173,912
                                                           ----------
--------------------------------------------------------------------------------
Hong Kong: 3.11%
--------------------------------------------------------------------------------
Hong Kong Electric Holdings              201,000              710,953
Wharf Holdings                           135,000              510,618
                                                           ----------
                                                            1,221,571
                                                           ----------
--------------------------------------------------------------------------------
Japan: 11.22%
--------------------------------------------------------------------------------
Canon                                     34,000              805,447
Eisai                                     43,000              744,530
Japan Railway West                           215              710,688
Kinki Coca-Cola Bottling                  23,000              264,285
Koito Manufacturing Company               47,000              284,826
Matsushita Electric                       55,000              878,719
Nichido Fire & Marine                     68,000              365,528
Yokohama Reito                            34,000              350,543
                                                           ----------
                                                            4,404,566
                                                           ----------

                                          Number              Market
                                        of Shares             Value
--------------------------------------------------------------------------------

Netherlands: 6.12%
--------------------------------------------------------------------------------
Elsevier                                  34,400          $  551,446
Koninklijke Van Ommeren                   10,200             397,770
Royal Dutch Petroleum                      7,340           1,313,152
Unilever                                     720             140,168
                                                          ----------
                                                           2,402,536
                                                          ----------
--------------------------------------------------------------------------------
New Zealand: 3.79%
--------------------------------------------------------------------------------
Carter Holt Harvey                       198,000             438,990
Telecom Corp. of
    New Zealand                          234,000           1,048,961
                                                          ----------
                                                           1,487,951
                                                          ----------
--------------------------------------------------------------------------------
Singapore: 0.77%,
--------------------------------------------------------------------------------
Jardine Matheson Holdings                 54,800             301,400
                                                          ----------
                                                             301,400
                                                          ----------
--------------------------------------------------------------------------------
Spain: 6.00%
--------------------------------------------------------------------------------
Acerinox S.A.                              4,135             605,515
Banco Central Hispano-
    americano S.A.                        28,090             856,960
Iberdrola S.A.                            79,000             893,634
                                                          ----------
                                                           2,356,109
                                                          ----------
--------------------------------------------------------------------------------
United Kingdom: 26.25%
--------------------------------------------------------------------------------
Associated British Food plc               89,000             770,424
Bass plc                                  87,500           1,131,896
BG plc                                    74,250             215,855
Blue Circle Industries plc               145,150             987,743
Boots plc                                 97,100           1,091,285
British Airways plc                      110,800           1,270,448
Centrica plc                              74,250              68,435
GKN plc                                   64,000             988,492
Glaxo Wellcome plc                        45,260             891,637
Great Universal Stores plc                72,000             746,047
Powergen plc                              88,250             927,325
RTZ plc                                   45,950             730,229
Taylor Woodrow plc                       156,750             488,789
                                                          ----------
                                                          10,308,605
                                                          ----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $31,063,993)                                        34,436,917
================================================================================

                                        Principal           Market
                                         Amount             Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 11.60%
--------------------------------------------------------------------------------
With JP Morgan Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $1,110,000 U.S.
    Treasury Notes 8.625%
    due 8/15/97, market
    value $1,139,188 and
    $528,000 U.S. Treasury
    Notes 5.125% due
    4/30/98, market
    value $523,058)                       $1,621,000    $  1,621,000
With PaineWebber
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $557,000 U.S.
    Treasury Notes 6.875%
    due 3/31/00, market
    value $567,002 and
    $507,000 U.S.
    Treasury Notes 6.00%
    due 11/30/97, market
    value $519,803)                       1,065,000        1,065,000
With Prudential Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $1,862,000 U.S.
    Treasury Notes 6.125%
    due 3/31/00, market
    value $1,909,076 )                    1,868,000        1,868,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $4,554,000)                                          4,554,000
================================================================================
TOTAL MARKET VALUE OF SECURITIES:                              99.29%
(Cost $35,617,993)                                        38,990,917
================================================================================
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 0.71%                                280,942
================================================================================
NET ASSETS APPLICABLE TO
    3,180,741 SHARES ($0.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT
    TO $12.35 PER SHARE: 100.00%                         $39,271,859
================================================================================

                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 27

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
    AT APRIL 30, 1997:
--------------------------------------------------------------------------------
Common stock $0.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio                  $35,394,728
Accumulated undistributed:
    Net investment income*                                  554,876
    Net realized loss on investments                        (46,149)
    Net unrealized appreciation of
      investments and foreign currencies                  3,368,404
--------------------------------------------------------------------------------
Total Net Assets                                        $39,271,859
================================================================================
* Accumulated net investment income includes net realized gains on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

================================================================================
Delaware Pooled Trust, Inc.:
The Emerging Markets Portfolio
Statement of Net Assets
April 30, 1997
(Unaudited)

                                           Number      Market Value
                                          of Shares       (U.S.$)
--------------------------------------------------------------------------------
COMMON STOCK: 89.57%
--------------------------------------------------------------------------------
Argentina: 5.52%
--------------------------------------------------------------------------------
Quilmes Industrial S.A. ADR                8,700        $  96,788
Transportadora de Gas del sur,
    S.A. Class B                          39,000           98,879
YPF Sociedad Anonima ADR                   3,750          105,015
                                                        ---------
                                                          300,682
                                                        ---------
--------------------------------------------------------------------------------
Brazil: 8.94%
--------------------------------------------------------------------------------
Aracruz Celulose S.A. ADR                  5,400          101,925
*Centrais Electricas de Santa
    Catarina S.A. GDR                        620           85,250
Companhia Energetica de
    Minas Gerais ADR                       1,800           81,270
Telecommunicacoes Brasileiras
    S.A. ADR                               1,000          114,750
Usinas Siderurgicas de Minas
    Gerais S.A. ADR                        8,850          104,076
                                                        ---------
                                                          487,271
                                                        ---------
--------------------------------------------------------------------------------
Chile: 5.01%
--------------------------------------------------------------------------------
Administradora de Fondos de
    Pensiones Provida S.A. ADR             3,400           61,200
Banco BHIF ADR                             3,250           64,188
Cia de Telecomunicaciones de
    Chile S.A. ADR                         2,350           76,081
Empresa Nacional Electricidad
    S.A. ADR                               3,700           71,225
                                                        ---------
                                                          272,694
                                                        ---------
--------------------------------------------------------------------------------
Czech Republic: 3.14%
--------------------------------------------------------------------------------
*SPT Telecom                                720            76,098
*Telekomunikacni Montaze Praha              440            30,406
                                                        ---------
                                                          106,504
                                                        ---------
--------------------------------------------------------------------------------
Egypt: 2.40%
--------------------------------------------------------------------------------
*Commercial International Bank
    GDR                                   3,000            67,290
*Suez Cement GDR                          3,500            63,350
                                                        ---------
                                                          130,640
                                                        ---------

28 DELAWARE POOLED TRUST o 1997 SEMIANNUAL REPORT

                                         Number        Market Value
                                       of Shares          (U.S.$)
--------------------------------------------------------------------------------
Greece: 4.01%
--------------------------------------------------------------------------------
Attica Enterprises S.A.                   9,600         $  70,041
Ergo Bank S.A.                            1,120            73,890
Helenic Bottling Company S.A.             2,300            74,781
                                                        ---------
                                                          218,712
                                                        ---------
--------------------------------------------------------------------------------
Hong Kong: 6.13%
--------------------------------------------------------------------------------
Guangdong Investments                    92,000            86,103
Guangdong Kelon Electric
    Holding                              84,000            81,327
Northeast Electrical
    Transmission & Transformation
      Machinery Manufacturing
        Limited                         480,000            87,368
*Shenzhen Expressway H                  240,000            79,003
                                                        ---------
                                                          333,801
                                                        ---------
--------------------------------------------------------------------------------
Hungary: 1.80%
--------------------------------------------------------------------------------
MOL Magyar Olaj-es Gazipari
    Rt GDR                                2,600            46,540
Richter Gedeon Rt GDR                       680            51,340
                                                        ---------
                                                           97,880
                                                        ---------
--------------------------------------------------------------------------------
India: 5.38%
--------------------------------------------------------------------------------
*BSES Limited GDR                         2,500            58,750
Gujarat Ambuja Cement GDR                 6,000            57,000
India Fund, (The)                         7,000            61,250
Larsen & Toubro GDR                       4,200            59,850
Tata Engineering &
    Locomotive Limited GDR                4,600            56,120
                                                        ---------
                                                          292,970
                                                        ---------
--------------------------------------------------------------------------------
Indonesia: 5.06%
--------------------------------------------------------------------------------
PT Bank Dagang Nasional                   95,000           94,804
PT Semen Gresik                           35,000           85,339
PT United Tractors                        32,000           95,473
                                                        ---------
                                                          275,616
                                                        ---------
--------------------------------------------------------------------------------
Israel: 2.28%
--------------------------------------------------------------------------------
Bank Hapoalim                             29,600           62,992
*Israel Chemicals Limited                 50,400           60,951
                                                        ---------
                                                          123,943
                                                        ---------

                                          Number        Market Value
                                         of Shares        (U.S.$)
--------------------------------------------------------------------------------
Luxemburg: 1.66%
--------------------------------------------------------------------------------
*Banque Libanaise GDR                      5,100        $  90,525
                                                        ---------
                                                           90,525
                                                        ---------
--------------------------------------------------------------------------------
Malaysia: 4.29%
--------------------------------------------------------------------------------
Leader Universal Holdings                 17,000           33,867
Nestle Berhad                              4,000           31,238
Petronas Dagangan Berhad                  13,000           29,006
Public Finance Berhad                     21,000           32,130
Resorts World Berhad                       9,000           33,170
Sime Darby Berhad                         24,000           74,109
                                                        ---------
                                                          233,520
                                                        ---------
--------------------------------------------------------------------------------
Mexico: 7.34%
--------------------------------------------------------------------------------
ALFA, S.A. de C.V. Class A                14,400           77,801
Cemex S.A. de C.V. Class B                20,800           76,926
*Grupo Minsa ADR                           5,900           73,750
Telefonos de Mexico S.A.                   2,025           83,531
Vitro S.A. ADR                            10,800           87,750
                                                        ---------
                                                          399,758
                                                        ---------
--------------------------------------------------------------------------------
Peru: 2.44%
--------------------------------------------------------------------------------
Banco de Credito del Peru                 25,000           43,707
Cementos Lima S.A.                         2,500           45,489
Telefonica del Peru, S.A. ADR              1,820           43,680
                                                        ---------
                                                          132,876
                                                        ---------
--------------------------------------------------------------------------------
Philippines: 1.74%
--------------------------------------------------------------------------------
Philippine Long Distance
    Telephone Company ADR                 1,700            94,988
                                                        ---------
                                                           94,988
                                                        ---------
--------------------------------------------------------------------------------
Portugal: 2.03%
--------------------------------------------------------------------------------
Portugal Telecom S.A.                     3,000           110,654
                                                        ---------
                                                          110,654
                                                        ---------
--------------------------------------------------------------------------------
Russia: 2.44%
--------------------------------------------------------------------------------
*Gazprom ADR Reg. S                       2,600            39,052
Lukoil Holding ADR                          820            46,592
Mosenergo ADR Reg. S                      1,200            47,280
                                                        ---------
                                                          132,924
                                                        ---------
--------------------------------------------------------------------------------
Slovenia: 1.28%
--------------------------------------------------------------------------------
*SKB Banka GDR                            2,100            69,825
                                                        ---------
                                                           69,825
                                                        ---------


                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 29

                                         Number         Market Value
                                        of Shares         (U.S.$)
--------------------------------------------------------------------------------
South Africa: 5.44%
--------------------------------------------------------------------------------
Amalgamated Banks of
    South Africa                          10,600       $   69,825
Anglo American Corporation
    of South Africa Limited                1,120           71,511
Sappi Limited                              6,000           76,888
Sasol Limited                              9,000           78,305
                                                       ----------
                                                          296,529
                                                       ----------
--------------------------------------------------------------------------------
South Korea: 1.98%
--------------------------------------------------------------------------------
Cho Hung Bank GDR                          6,700           33,400
Korea Electric Power ADR                   2,200           38,456
Pohang Iron & Steel ADR                    1,500           36,188
                                                       ----------
                                                          108,044
                                                       ----------
--------------------------------------------------------------------------------
Taiwan: 2.27%
--------------------------------------------------------------------------------
*Yageo GDR                                  7,800         123,825
                                                       ----------
                                                          123,825
                                                       ----------
--------------------------------------------------------------------------------
Thailand: 3.57%
--------------------------------------------------------------------------------
Ayudhya Life Insurance                    30,000           63,170
Hana MicroElectronics
    Public Co. Limited                    12,000           64,778
Ruang Khao 2 Fund                        220,000           64,855
Thai Reinsurance Public
    Co. Limited                           22,000           66,539
                                                       ----------
                                                          259,342
                                                       ----------
--------------------------------------------------------------------------------
Turkey: 1.37%
--------------------------------------------------------------------------------
Netas-Northern Eleckrik
Telekomunikayson S.A.                    270,000           74,723
                                                       ----------
                                                           74,723
                                                       ----------
--------------------------------------------------------------------------------
Venezuela: 2.05%
--------------------------------------------------------------------------------
*Compania Anonima Nacional
    Telefonos de Venezuela ADR             3,720          111,600
                                                       ----------
                                                          111,600
                                                       ----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $4,870,804)                                       4,879,846
================================================================================

                                          Principal     Market Value
                                            Amount        (U.S.$)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 12.68%
--------------------------------------------------------------------------------
With J.P. Morgan Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $150,000 U.S.
    Treasury Notes 8.625%
    due 8/15/97, market
    value $154,053 and
    $71,000 U.S. Treasury
    Notes 5.125% due
    4/30/98, market
    value $70,733)                        $  219,000      $219,000
With PaineWebber
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $69,000 U.S.
    Treasury Notes 6.00%
    due 11/30/97, market
    value $70,293 and
    $151,000 U.S. Treasury
    Notes 6.875% due
    3/31/00, market
    value $153,352)                          219,000      219,000
With Prudential Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $252,000 U.S.
    Treasury Notes 6.125%
    due 5/31/97, market
    value $258,165)                          253,000      253,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $691,000)                                           691,000
================================================================================

30 DELAWARE POOLED TRUST o 1997 SEMIANNUAL REPORT

TOTAL MARKET VALUE OF SECURITIES: 102.25%
--------------------------------------------------------------------------------
(COST $5,561,804)                                      $5,570,846
================================================================================

LIABILITIES NET OF RECEIVABLES
    AND OTHER ASSETS: (2.25%)                            (122,915)
================================================================================
NET ASSETS APPLICABLE TO
    538,809 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT
    TO $10.11 PER SHARE: 100.00%                       $5,447,931
================================================================================
COMPONENTS OF NET ASSETS
    AT APRIL 30, 1997:
--------------------------------------------------------------------------------
Common stock, $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio                $5,431,197
Accumulated undistributed:
    Net investment income**                                7,926
    Net unrealized appreciation on
      investments and foreign currencies                   8,808
--------------------------------------------------------------------------------
Total Net Assets                                      $5,447,931
================================================================================
* Non-income producing security for the six months ended April 30, 1997.
** Accumulated net investment income includes net realized gain on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

ADR = American Depository Receipt
GDR = Global Depository Receipt

See accompanying notes

================================================================================
Delaware Pooled Trust, Inc.:
The Global Fixed Income Portfolio
Statement of Net Assets
April 30, 1997
(Unaudited)

                                            Principal    Market Value
                                              Amount       (U.S.$)
--------------------------------------------------------------------------------
BONDS: 92.67%
--------------------------------------------------------------------------------
Australia: 12.96%
--------------------------------------------------------------------------------
Australian Government,
6.250%, 03/15/99                          A$8,000,000    $  6,231,322
Australian Government,
9.500%, 08/15/03                            4,000,000       3,426,337
Australian Government,
10.000%, 02/15/06                           4,000,000       3,554,817
Australian Government,
13.000%, 07/15/00                           7,000,000       6,418,608
Banque National de Paris,
9.000%, 08/13/02                            3,000,000       2,454,971
DSL Finance NV Amsterdam,
10.250%, 04/07/00                           3,000,000       2,523,774
New South Wales
International,
7.000%, 04/01/04                            4,000,000       2,956,432
New South Wales Treasury,
6.500%, 05/01/06                            4,000,000       2,827,189
Queensland Treasury,
8.000%, 08/14/01                            3,000,000       2,406,990
Queensland Treasury,
8.000%, 05/14/03                           12,000,000       9,533,707
                                                          -----------
                                                           42,334,147
                                                          -----------
--------------------------------------------------------------------------------
Canada: 8.92%
--------------------------------------------------------------------------------
Autobahn Schnell,
8.500%, 03/03/03                          C$2,000,000       1,560,767
European Investment Bank,
8.875%, 03/27/02                            2,000,000       1,580,444
Export-Import Bank of Japan,
7.750%, 10/08/02                            2,000,000       1,507,102
General Electric Capital
of Canada,
7.125%, 02/12/04                            4,000,000       2,924,761
Government of Canada,
9.000%, 12/01/04                           14,000,000      11,549,712
Kansai International Airport,
8.000%, 07/02/03                            4,000,000       3,049,980
KFW International Finance,
6.500%, 12/28/01                            2,000,000       1,447,175
Kingdom of Norway,
8.375%, 01/27/03                            5,000,000       3,877,321
Ontario Hydro,
10.000%, 03/19/01                           2,000,000       1,626,060
                                                          -----------
                                                           29,123,322
                                                          -----------
                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 31

                                           Principal     Market Value
                                            Amount          (U.S.$)
--------------------------------------------------------------------------------
Denmark: 4.23%
--------------------------------------------------------------------------------
Kingdom of Denmark,
8.000%, 11/15/01                        Dk 16,000,000    $  2,692,670
Kingdom of Denmark,
8.000%, 03/15/06                            5,000,000         832,726
Kingdom of Denmark,
9.000%, 11/15/00                           60,000,000      10,301,650
                                                          -----------
                                                           13,827,046
                                                          -----------
--------------------------------------------------------------------------------
Germany: 12.34%
--------------------------------------------------------------------------------
Baden Wurt L-Finance NV,
6.625%, 08/20/03                        Dem 8,000,000       4,925,140
Bundesrepblik Deutscheland,
5.750%, 08/22/00                            8,000,000       4,843,286
Bundesrepblik Deutscheland,
6.500%, 07/15/03                           14,000,000       8,639,228
Bundesrepblik Deutscheland,
8.375%, 05/21/01                            7,000,000       4,617,435
Euro Bank Reconstruction
& Development,
4.875%, 02/28/01                           15,000,000       8,809,758
International Bank
Reconstruction &
Development,
6.125%, 09/27/02                            8,000,000       4,867,333
Republic of Finland,
5.500%, 02/09/01                            6,000,000       3,585,641
                                                          -----------
                                                           40,287,821
                                                          -----------
--------------------------------------------------------------------------------
Italy: 4.80%
--------------------------------------------------------------------------------
Italian Government,
9.500%, 02/01/01                  Itl 17,000,000,000       10,724,342
Italian Government,
12.000%, 01/01/03                      7,000,000,000        4,954,540
                                                          -----------
                                                           15,678,882
                                                          -----------
--------------------------------------------------------------------------------
Japan: 7.21%
--------------------------------------------------------------------------------
Japan Government,
4.800%, 06/21/99                   Jpy 1,700,000,000       14,516,768
Japan Government,
6.400%, 03/20/00                       1,000,000,000        9,039,827
                                                          -----------
                                                           23,556,595
                                                          -----------

                                       Principal         Market Value
                                        Amount              (U.S.$)
--------------------------------------------------------------------------------
New Zealand: 9.68%
--------------------------------------------------------------------------------
Government of New
Zealand, 6.500%,
02/15/00                              NZ$ 8,000,000    $  5,398,687
Government of New
Zealand, 8.000%,
02/15/01                                 12,500,000       8,771,481
Government of New
Zealand, 8.000%,
04/15/04                                 25,000,000      17,428,642
                                                        -----------
                                                         31,598,810
                                                        -----------
--------------------------------------------------------------------------------
Sweden: 3.54%
--------------------------------------------------------------------------------
Nordic Investment Bank,
10.250%, 01/07/99                      Sk 8,000,000       1,100,821
Swedish Government,
9.000%, 04/20/09                          9,000,000       1,284,701
Swedish Government,
10.250%, 05/05/03                        40,000,000       5,999,490
Swedish Government,
13.000%, 06/15/01                        20,000,000       3,184,219
                                                        -----------
                                                         11,569,231
                                                        -----------
--------------------------------------------------------------------------------
United Kingdom: 12.34%
--------------------------------------------------------------------------------
Abbey National Treasury,
8.000%, 04/02/03                      Gbp 5,000,000       8,186,479
ARGYLL Group PLC,
8.125%, 03/10/00                          1,000,000       1,642,371
Barclays Bank plc,
6.500%, 02/16/04                          3,500,000       5,300,656
Depfa Finance,
7.125%, 11/11/03                            500,000         780,076
Glaxo Wellcome plc,
8.750%, 12/01/05                          2,500,000       4,227,735
Mutual Group,
7.250%, 01/12/04                            200,000         309,594
Nationwide Anglia,
13.500%, 11/21/00                           200,000         379,430
Powergen,
8.500%, 07/03/06                          2,000,000       3,278,652
Redland Funding,
10.875%, 11/27/01                           200,000         359,941
Tesco,
8.750%, 02/20/03                          1,750,000       2,959,415
UK Conversion S47
Stock Guilt, 9.000%,
03/03/00                                  1,000,000       1,701,752
UK Treasury,
8.000%, 06/10/03                          1,300,000       2,187,866

32 DELAWARE POOLED TRUST o 1997 SEMIANNUAL REPORT

                                         Principal     Market Value
                                           Amount        (U.S.$)
--------------------------------------------------------------------------------
UK Treasury,
8.500%, 12/07/05                      Gbp 3,000,000    $  5,198,135
UK Treasury,
11.750%, 01/22/07                         1,000,000       1,949,935
Woolwich Building Society,
11.625%, 12/18/01                         1,000,000       1,843,354
                                                        -----------
                                                         40,305,391
                                                        -----------
--------------------------------------------------------------------------------
United States: 16.65%
--------------------------------------------------------------------------------
U.S. Treasury Note,
6.125%, 07/31/00                       $ 20,000,000      19,821,198
U.S. Treasury Note,
6.250%, 02/15/03                         15,000,000      14,755,949
U.S. Treasury Note,
7.500%, 11/15/01                         16,000,000      16,587,840
U.S. Treasury Note,
7.875%, 11/15/04                          3,000,000       3,205,830
                                                        -----------
                                                         54,370,817
                                                        -----------
--------------------------------------------------------------------------------
Total Bonds
(cost $307,223,458)                                     302,652,062
================================================================================


                                          Principal
                                            Amount
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 4.59%
--------------------------------------------------------------------------------
With J.P. Morgan Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $3,258,000 U.S.
    Treasury Notes 8.625%
    due 8/15/97, market
    value $3,343,017 and
    $1,548,000 U.S.
    Treasury Notes 5.125%
    due 4/30/98, market
    value $1,534,944)                     4,756,000       4,756,000
With PaineWebber
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $1,487,000 U.S.
    Treasury Notes 6.00%
    due 11/30/97, market
    value $1,525,395 and
    $3,271,000 U.S.
    Treasury Notes 6.875%
    due 3/31/00, market
    value $3,327,801)                     4,756,000       4,756,000

                                         Principal        Market Value
                                          Amount              (U.S.$)
--------------------------------------------------------------------------------
With Prudential Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $5,463,000 U.S.
    Treasury Notes 6.125%
    due 5/31/97, market
    value $5,602,300)                     $5,483,000 $    5,483,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $14,995,000)                                       14,995,000
================================================================================
TOTAL MARKET VALUE OF SECURITIES: 97.26%
(COST $322,218,458)                                    $317,647,062
================================================================================
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 2.74%                             8,943,911
================================================================================
NET ASSETS APPLICABLE TO
    30,389,278 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT TO
    $10.75 PER SHARE: 100.00%                          $326,590,973
================================================================================
COMPONENTS OF NET ASSETS
    AT APRIL 30, 1997:
--------------------------------------------------------------------------------
Common stock, $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio                $324,675,178
Accumulated undistributed:
    Net investment income**                              4,353,163
    Net realized gain on investments                     2,400,813
    Net unrealized depreciation on
      investments and foreign currencies                (4,838,181)
--------------------------------------------------------------------------------
Total Net Assets                                      $326,590,973
================================================================================
* Principal amount is stated in the currency in which each security is denominated:
A$ = Australian Dollars
C$ = Canadian Dollars
Dem = German Deutsche Marks
Dk = Danish Kroner
Gbp = British Pounds
Itl = Italian Lire
Jpy = Japanese Yen
NZ$ = New Zealand Dollars
Sk = Swedish Kroner
$ = U.S. Dollars

** Accumulated net investment income includes net realized gain on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes


                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 33

================================================================================
Delaware Pooled Trust, Inc.: The International Fixed Income Portfolio
Statement of Net Assets
April 30, 1997
(Unaudited)

                                        Principal       Market Value
                                         Amount*           (U.S.$)
--------------------------------------------------------------------------------
BONDS: 93.59%
--------------------------------------------------------------------------------
Australia: 12.81%
--------------------------------------------------------------------------------
Australian Government,
9.500%, 08/15/03                      A$  700,000        $ 599,609
Banque National de Paris,
9.000%, 08/13/02                          350,000          286,413
Queensland Treasury-Global,
8.000%, 05/14/03                          700,000          556,133
South Australia Government
Finance, 7.250%, 09/22/03                 350,000          268,310
                                                        ----------
                                                         1,710,465
                                                        ----------
--------------------------------------------------------------------------------
Canada: 12.17%
--------------------------------------------------------------------------------
Canada Government,
7.500%, 12/01/03                    C$  1,100,000          836,915
Canada Government,
8.750%, 12/01/05                          500,000          409,603
Toyota Credit Canada,
8.000%, 12/29/00                          500,000          379,731
                                                        ----------
                                                         1,626,249
                                                        ----------
--------------------------------------------------------------------------------
Denmark: 4.43%
--------------------------------------------------------------------------------
Kingdom of Denmark,
8.000%, 05/15/03                    Dk  3,000,000          505,422
Kingdom of Denmark,
9.000%, 11/15/00                          500,000           85,847
                                                        ----------
                                                           591,269
                                                        ----------
--------------------------------------------------------------------------------
Germany: 16.26%
--------------------------------------------------------------------------------
Baden Wurt L-Finance NV,
6.625%, 08/20/03                     Dem  900,000          554,078
Bundesrepblik Deutscheland,
8.375%, 05/21/01                        2,000,000        1,319,267
Republic of Finland,
5.500%, 02/09/01                          500,000          298,803
                                                        ----------
                                                         2,172,148
                                                        ----------
--------------------------------------------------------------------------------
Italy: 7.49%
--------------------------------------------------------------------------------
Italian Government,
9.500%, 02/01/01                 Itl  800,000,000          504,675
Italian Government,
12.000%, 01/01/03                     700,000,000          495,454
                                                        ----------
                                                         1,000,129
                                                        ----------
                                    Principal        Market Value
                                     Amount*            (U.S.$)
--------------------------------------------------------------------------------
Japan: 11.51%
--------------------------------------------------------------------------------
Japan Government,
4.800%, 06/21/99                Jpy  50,000,000    $     426,964
Japan Government,
5.000%, 09/21/98                     90,000,000          748,914
Japan Government,
6.400%, 03/20/00                     40,000,000          361,593
                                                   -------------
                                                       1,537,471
                                                   -------------
--------------------------------------------------------------------------------
New Zealand: 9.56%
--------------------------------------------------------------------------------
Government of
New Zealand,
6.500%, 02/15/00                   NZ  700,000           472,385
Government of
New Zealand,
8.000%, 02/15/01                       650,000           456,117
Government of
New Zealand,
8.000%, 04/15/04                       500,000           348,573
                                                   -------------
                                                       1,277,075
                                                   -------------
--------------------------------------------------------------------------------
Sweden: 5.36%
--------------------------------------------------------------------------------
Swedish Government,
13.000%, 06/15/01               Swk  4,500,000           716,449
                                                   -------------
                                                         716,449
                                                   -------------
--------------------------------------------------------------------------------
United Kingdom: 14.00%
--------------------------------------------------------------------------------
Cadbury Schweppe,
8.000%, 12/29/00                  Gbp  150,000           245,747
J. Sainsbury,
8.250%, 12/22/00                       150,000           247,574
Midland Bank plc,
9.000%, 11/23/05                       150,000           253,360
SmithKline Beecham Notes,
8.375%, 12/29/00                       150,000           248,792
Thames Water Utilities,
10.500%, 11/21/01                      150,000           267,977
UK Treasury,
8.500%, 12/07/05                       350,000           606,449
                                                   -------------
                                                       1,869,899
                                                   -------------
--------------------------------------------------------------------------------
Total Bonds
(cost $12,523,885)                                    12,501,154
================================================================================

34 DELAWARE POOLED TRUST o 1997 SEMIANNUAL REPORT

                                           Principal      Market Value
                                             Amount*        (U.S.$)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 3.43%
With J.P. Morgan Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $99,000 U.S.
    Treasury Notes 8.625%
    due 8/15/97, market
    value $102,108 and
    $47,000 U.S. Treasury
    Notes 5.125% due
    4/30/98 market
    value, $46,883)                       $  145,000        $145,000
With PaineWebber
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $45,000 U.S.
    Treasury Notes 6.00%
    due 11/30/97, market
    value $46,591 and
    $100,000 U.S. Treasury
    Notes 6.875% due
    3/31/00, market
    value $101,643)                         145,000          145,000
With Prudential Securities
    5.40% 5/1/97 (dated
    4/30/97, collateralized
    by $167,000 U.S.
    Treasury Notes 6.125%
    due 5/31/97, market
    value $171,114)                         168,000          168,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $458,000)                                              458,000
================================================================================

TOTAL MARKET VALUE OF SECURITIES: 97.02%
(Cost $12,981,885)                                       $12,959,154
================================================================================
RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES: 2.98%                                397,548
================================================================================
NET ASSETS APPLICABLE TO
    1,333,235 SHARES ($.01 PAR VALUE)
    OUTSTANDING; EQUIVALENT
    TO $10.02 PER SHARE: 100.00%                         $13,356,702
================================================================================
COMPONENTS OF NET ASSETS
    AT APRIL 30, 1997:
--------------------------------------------------------------------------------
Common stock, $.01 par value,
    500,000,000 shares authorized
    to the Fund with 50,000,000
    shares allocated to this Portfolio                $13,332,798
Accumulated undistributed:
    Net investment income**                                45,958
    Net realized gain on investments                        8,660
    Net unrealized depreciation on
     investments and foreign currencies                   (30,714)
--------------------------------------------------------------------------------
Total Net Assets                                      $13,356,702
================================================================================
* Principal amount is stated in the currency in which each security is denominated:
A$ = Australian Dollars
Dem = German Deutsche Marks
Dk = Danish Kroner
Gbp = British Pounds
Itl = Italian Lire
Jpy = Japanese Yen
NZ$ = New Zealand Dollars
Sk = Swedish Kroner
$ = U.S. Dollars
** Accumulated net investment income includes net realized gain on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 35

===============================================================================
Delaware Pooled Trust, Inc.
Statements of Assets and Liabilities
April 30, 1997
(Unaudited)

                                                                             The
                                                               The       Real Estate                   The           The
                                                  The       Aggressive    Investment      The       High-Yield  International
                                           Defensive Equity   Growth         Trust    Fixed Income     Bond         Equity
                                               Portfolio     Portfolio     Portfolio    Portfolio    Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments at market                         $75,196,150   $11,993,588   $47,831,117  $20,834,702   $8,384,438   $399,423,121
Dividends and interest receivable                 184,243           221        46,670      234,233      231,269      1,514,701
Receivable for Fund shares sold                        --            --       319,922           --           --        220,200
Receivable for investment securities sold       1,409,720       148,646            --           --           --             --
Cash and foreign currencies                         7,490        21,150        57,415           --          799         29,142
Other assets                                           --            --         7,982       60,854        6,453        664,067
                                              --------------------------------------------------------------------------------
        Total assets                           76,797,603    12,163,605    48,263,106   21,129,789    8,622,959    401,851,231
                                              --------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased       137,056        12,723     1,051,875           --           --             --
Payable for Fund shares repurchased                    --            --            --           --           --             --
Distributions payable                                  --            --            --       16,791           --             --
Other accounts payable and accrued expenses        37,967        59,101            --      153,912       19,337        147,180
                                              --------------------------------------------------------------------------------
        Total liabilities                         175,023        71,824     1,051,875      170,703       19,337        147,180
                                              --------------------------------------------------------------------------------
Total Net Assets                              $76,622,580   $12,091,781   $47,211,231  $20,959,086   $8,603,622   $401,704,051
                                              ================================================================================
Shares outstanding                              4,708,119     1,083,667     3,586,248    2,124,076      838,300     25,655,106
                                              ================================================================================
Net asset value                               $     16.27   $     11.16   $     13.16  $      9.87   $    10.26   $      15.66
                                              ================================================================================
Cost of Investments                           $62,909,559   $11,196,976   $42,778,979  $20,924,646   $8,505,832   $349,702,052
                                              ================================================================================

36 DELAWARE POOLED TRUST * 1997 SEMIANNUAL REPORT

===============================================================================





                                                  The                          The
                                              Labor Select       The          Global            The
                                              International    Emerging       Fixed         International
                                                 Equity         Markets       Income        Fixed Income
                                                Portfolio      Portfolio     Portfolio        Portfolio
----------------------------------------------------------------------------------------------------------
ASSETS:
Investments at market                          $38,990,917    $5,570,846    $317,647,062      $12,959,154
Dividends and interest receivable                  154,557         5,953       8,114,268          447,422
Receivable for Fund shares sold                         --            --              --               --
Receivable for investment securities sold               --            --              --          256,391
Cash and foreign currencies                        124,114        85,480       1,434,106            5,596
Other assets                                        16,050            --              --               --
                                               -----------------------------------------------------------
        Total assets                            39,285,638     5,662,279     327,195,436       13,668,563
                                               -----------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased             --       210,601              --          302,341
Payable for Fund shares repurchased                     --            --         175,000               --
Distributions payable                                   --            --              --               --
Other accounts payable and accrued expenses         13,779         3,747         429,463            9,520
                                               -----------------------------------------------------------
        Total liabilities                           13,779       214,348         604,463          311,861
                                               -----------------------------------------------------------
Total Net Assets                               $39,271,859    $5,447,931    $326,590,973      $13,356,702
                                               ===========================================================
Shares outstanding                               3,180,741       538,809      30,389,278        1,333,235
                                               ===========================================================
Net asset value                                $     12.35    $    10.11    $      10.75      $     10.02
                                               ===========================================================
Cost of Investments                            $35,671,993    $5,561,804    $322,218,458      $12,981,885
                                               ===========================================================

                               1997 SEMIANNUAL REPORT * DELAWARE POOLED TRUST 37

===============================================================================
Delaware Pooled Trust, Inc.
Statements of Operations
(Unaudited)

                                                                  Six Months Ended
                                                                      4/30/97
                                             ----------------------------------------------------------
                                                                               The
                                                                 The        Real Estate
                                                The           Aggressive     Investment        The
                                          Defensive Equity      Growth          Trust     Fixed Income
                                             Portfolio         Portfolio      Portfolio     Portfolio
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                     $  110,586       $    57,200      $   29,413    $ 559,189
Dividends                                     1,003,869            23,309       1,221,230           --
                                             ----------------------------------------------------------
                                              1,114,455            80,509       1,250,643      559,189
                                             ----------------------------------------------------------
EXPENSES:
Management fees                                 209,455           104,054         150,574       33,323
Dividend disbursing and transfer agent
    fees and expenses                             2,975             2,003           1,886       10,604
Registration fees                                 1,600             2,400           9,042        2,132
Custodian fees                                    1,200             4,844           2,500        2,845
Reports and statements to shareholders            2,704            31,538           6,730        1,880
Professional fees                                 4,435             4,619           1,118        2,350
Accounting fees and salaries                     12,232             5,334           6,930        3,144
Taxes (other than taxes on income)                2,400             1,250             951          305
Directors' fees                                   1,082               732             788          629
Amortization of organization expenses               402               426              --       13,329
Other                                             3,232             5,575             202          255
                                             ----------------------------------------------------------
                                                241,717           162,775         180,721       70,796
Less expenses absorbed by Delaware
    Management Company, Inc. or
    Delaware International Advisers Ltd.           (123)          (42,295)         (8,640)     (26,668)
                                             ----------------------------------------------------------
                                                241,594           120,480         172,081       44,128
                                             ----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
    BEFORE FOREIGN TAX WITHHELD:                872,861           (39,971)      1,078,562      515,061
FOREIGN TAX WITHHELD:                                --                --              --           --
                                             ----------------------------------------------------------
NET INVESTMENT INCOME (LOSS):                   872,861           (39,971)      1,078,562      515,061
                                             ----------------------------------------------------------
NET REALIZED GAIN (LOSS) AND
    UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN
    CURRENCIES:
Net realized gain (loss) on:
    Investment transactions                   3,620,568         2,981,682       1,143,554      (20,774)
    Foreign currencies                               --                --              --           --
                                             ----------------------------------------------------------
    Net realized gain (loss)                  3,620,568         2,981,682       1,143,554      (20,774)
                                             ----------------------------------------------------------
Net unrealized appreciation
    (depreciation) of investments and
    foreign currencies during the period      3,012,835        (5,041,467)      2,788,623     (210,043)
                                             ----------------------------------------------------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCIES                    6,633,403        (2,059,785)      3,932,177     (230,817)
                                             ----------------------------------------------------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS                               $7,506,264       $(2,099,756)     $5,010,739   $  284,244
                                             ==========================================================

*Date of initial sale
See accompanying notes

38 DELAWARE POOLED TRUST * 1997 SEMIANNUAL REPORT

===============================================================================

                                          12/2/96*                                 4/14/97*                   4/11/97*
                                            to           Six Months Ended             to    Six Months Ended    to
                                          4/30/97             4/30/97               4/30/97      4/30/97      4/30/97
                                        ---------------------------------------------------------------------------------
                                                                       The                         The
                                            The          The       Labor Select       The         Global        The
                                         High-Yield International  International    Emerging      Fixed    International
                                            Bond       Equity         Equity         Markets      Income    Fixed Income
                                          Portfolio   Portfolio      Portfolio     Portfolio    Portfolio     Portfolio
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                   $ 199,637  $   369,715   $   55,726     $ 6,502   $ 9,908,010      $ 53,616
Dividends                                         --    4,432,148      369,386       5,863            --            --
                                           ------------------------------------------------------------------------------
                                             199,637    4,801,863      425,112      12,365     9,908,010        53,616
                                           ------------------------------------------------------------------------------
EXPENSES:
Management fees                                8,225    1,314,619      111,393       2,491       695,804         3,687
Dividend disbursing and transfer agent
    fees and expenses                          1,067        5,500          719          20         5,889            20
Registration fees                              3,989       41,913       11,284         333        41,000           783
Custodian fees                                   830      110,977        2,500       3,635        48,698         1,660
Reports and statements to shareholders         1,001       28,000        8,838          10        33,616            50
Professional fees                              1,868        7,038        5,001         850         3,414           125
Accounting fees and salaries                     870       72,877        5,879          51        54,887            61
Taxes (other than taxes on income)                90       11,000          743          11        17,300             2
Directors' fees                                  261        3,047          720          50         2,531            --
Amortization of organization expenses             --          232        2,031          --            --            --
Other                                            938       23,644        1,120          32        19,110            70
                                           ------------------------------------------------------------------------------
                                              19,139    1,618,847      150,228       7,483       922,249         6,458
Less expenses absorbed by Delaware
    Management Company, Inc. or
    Delaware International Advisers Ltd.      (6,785)          --      (11,380)     (4,133)      (94,573)       (2,104)
                                           ------------------------------------------------------------------------------
                                              12,354    1,618,847      138,848       3,350       827,676         4,354
                                           ------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
    BEFORE FOREIGN TAX WITHHELD:             187,283    3,183,016      286,264       9,015     9,080,334        49,262
FOREIGN TAX WITHHELD:                             --     (519,886)     (41,677)         --            --            --
                                           ------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS):                187,283    2,663,130      244,587       9,015     9,080,334        49,262
                                           ------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) AND
    UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN
    CURRENCIES:
Net realized gain (loss) on:
    Investment transactions                   37,725    2.676,736       59,024          --     2,440,066         8,660
    Foreign currencies                            --    5,896,398      495,541      (1,089)    6,065,107        (3,304)
                                           ------------------------------------------------------------------------------
    Net realized gain (loss)                  37,725    8,573,134      554,565      (1,089)    8,505,173         5,356
                                           ------------------------------------------------------------------------------
Net unrealized appreciation
    (depreciation) of investments and
    foreign currencies during the period    (121,394)  18,766,577    1,879,693       8,808   (19,450,642)      (30,714)
                                           ------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCIES                   (83,669)  27,339,711    2,434,258       7,719   (10,945,469)      (25,358)
                                           ------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS                             $ 103,614  $30,002,841   $2,678,845     $16,734   $(1,865,135)     $ 23,904
                                           ==============================================================================


                              1997 SEMIANNUAL REPORT * DELAWARE POOLED TRUST 39

===============================================================================

Delaware Pooled Trust, Inc.
Statements of Changes in Net Assets
(Unaudited)

                                                                  Six Months Ended
                                                                      4/30/97
                                             ----------------------------------------------------------
                                                                               The
                                                                 The        Real Estate
                                                The           Aggressive     Investment        The
                                          Defensive Equity      Growth          Trust     Fixed Income
                                             Portfolio         Portfolio      Portfolio     Portfolio
-------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)             $    872,861        $     (39,971)    $  1,078,562   $   515,061
Net realized gain (loss) on investments
 and foreign currencies                     3,620,568            2,981,682        1,143,554       (20,774)
Net unrealized appreciation
  (depreciation) of investments and
  foreign currencies during the period      3,012,835           (5,041,467)       2,788,623      (210,043)
                                          ---------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 7,506,264           (2,099,756)       5,010,739       284,244
                                          ---------------------------------------------------------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income                      (1,421,349)                  --       (1,524,572)     (515,061)
Net realized gain from security
  transactions                             (6,352,621)          (4,575,497)      (1,672,794)           --
                                          ---------------------------------------------------------------
                                           (7,773,970)          (4,575,497)      (3,197,366)     (515,061)
                                          ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                  10,179,659              549,433       16,535,973    10,312,344
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income and net realized gain
  from security transactions                7,605,007            4,575,497        3,197,366       435,054
                                          ---------------------------------------------------------------
                                           17,784,666            5,124,930       19,733,339    10,747,398
Cost of shares repurchased                 (8,073,264)         (14,883,440)        (803,119)      (75,060)
                                          ---------------------------------------------------------------
Increase (decrease) in net assets derived
  from capital share transactions           9,711,402           (9,758,510)      18,930,220    10,672,338
                                          ---------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS:                               9,443,696          (16,433,763)      20,743,593    10,441,521

NET ASSETS:
Beginning of period                        67,178,884           28,525,544       26,467,638    10,517,565
                                          ---------------------------------------------------------------
End of period                             $76,622,580          $12,091,781      $47,211,231   $20,959,086
                                          ===============================================================

*Date of initial sale
See accompanying notes


40 DELAWARE POOLED TRUST * 1997 SEMIANNUAL REPORT


                                            12/2/96*                                 4/14/97*                     4/11/97*
                                              to           Six Months Ended             to     Six Months Ended      to
                                            4/30/97             4/30/97               4/30/97       4/30/97        4/30/97
                                        ------------------------------------------------------------------------------------------
                                                                         The                          The
                                            The           The        Labor Select       The          Global           The
                                         High-Yield  International   International    Emerging       Fixed      International
                                            Bond        Equity          Equity         Markets       Income      Fixed Income
                                          Portfolio    Portfolio       Portfolio     Portfolio      Portfolio      Portfolio
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)              $ 187,283    $  2,663,130   $   244,587    $     9,015    $  9,080,334      $    49,262
Net realized gain (loss) on investments
 and foreign currencies                      37,725       8,573,134       554,565         (1,089)      8,505,173            5,356
Net unrealized appreciation
  (depreciation) of investments and
  foreign currencies during the period     (121,394)     18,766,577     1,879,693          8,808     (19,450,642)         (30,714)
                                         ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 103,614      30,002,841     2,678,845         16,734      (1,865,135)          23,904
                                         ----------------------------------------------------------------------------------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income                      (132,989)     (9,568,176)     (935,014)            --     (15,124,328)              --
Net realized gain from security
  transactions                                   --              --            --             --      (3,784,780)              --
                                         ----------------------------------------------------------------------------------------
                                           (132,989)     (9,568,176)     (935,014)            --     (18,909,108)              --
                                         ----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                 8,500,008      74,475,495    15,602,516      5,431,197      82,235,006       13,332,788
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income and net realized gain
  from security transactions                132,989       8,829,179       935,014             --      15,539,378               --
                                         ----------------------------------------------------------------------------------------
                                          8,632,997      83,304,674    16,537,530      5,431,197      97,774,384       13,332,788
Cost of shares repurchased                       --      (1,985,131)   (2,163,117)            --      (2,477,419)              --
                                         ----------------------------------------------------------------------------------------
Increase (decrease) in net assets derived
  from capital share transactions         8,632,997      81,319,543    14,374,413      5,431,197      95,296,965       13,332,788
                                         ----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS:                             8,603,622     101,754,208    16,118,244      5,447,931      74,522,722       13,356,692

NET ASSETS:
Beginning of period                              --     299,949,843    23,153,615             --     252,068,251               10
                                         ----------------------------------------------------------------------------------------
End of period                            $8,603,622    $401,704,051   $39,271,859     $5,447,931    $326,590,973      $13,356,702
                                         ========================================================================================

                               1997 SEMIANNUAL REPORT * DELAWARE POOLED TRUST 41

================================================================================
Delaware Pooled Trust, Inc.
Statements of Changes in Net Assets

                                                            12/6/95*        3/12/96*                    12/19/95*
                                     Year Ended                to              to        Year Ended         to          Year Ended
                                      10/31/96             10/31/96         10/31/96      10/31/96        10/31/96        10/31/96
                                   ---------------------------------------------------------------------------------------------
                                                             The Real                                     The Labor         The
                                     The           The        Estate         The            The            Select          Global
                                  Defensive     Aggressive  Investment      Fixed       International   International      Fixed
                                   Equity        Growth       Trust         Income         Equity          Equity          Income
                                  Portfolio     Portfolio   Portfolio      Portfolio      Portfolio      Portfolio        Portfolio
                                   -------------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income (loss)    $  1,792,025   $  (49,150)   $ 1,367,988   $   310,760   $  5,549,857    $   383,778  $ 11,536,031
Net realized gain (loss) on
 investments and foreign
 currencies                        6,423,225    4,554,847      1,655,753       (40,384)     2,291,454        399,170     5,273,549
Net unrealized appreciation of
 investments and foreign
 currencies during the period      5,345,676      154,982      2,263,515       120,099     26,883,462      1,488,711     9,570,431
                                 -------------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations        13,560,926    4,660,679      5,287,256       390,475     34,724,773      2,271,659    26,380,011
                                 -------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income             (1,659,884)     (81,854)      (199,358)     (310,760)    (6,354,756)      (138,359)  (10,006,060)
Net realized gain from
 security transactions            (4,186,924)  (1,194,103)            --            --     (1,816,432)            --    (1,840,321)
                                 -------------------------------------------------------------------------------------------------
                                  (5,846,808)  (1,275,957)      (199,358)     (310,760)    (8,171,188)      (138,359)  (11,846,381)
                                 -------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
Proceeds from shares sold         13,087,899    2,730,729     21,180,890    10,119,174    118,583,942     24,581,956   133,893,172
Net asset value of shares issued
 upon reinvestment of
 dividends from net
 investment income and
 net realized gain from
 security transactions             5,677,329    1,275,957        199,358       297,676      7,927,782        138,359     9,235,082
                                 -------------------------------------------------------------------------------------------------
                                  18,765,228    4,006,686     21,380,248    10,416,850    126,511,724     24,720,315   143,128,254
                                 -------------------------------------------------------------------------------------------------
Cost of shares repurchased       (11,247,559)  (7,957,748)          (508)           --     (9,582,578)    (3,700,000)   (4,754,302)
                                 -------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets derived from capital
 share transactions                7,517,669   (3,951,062)    21,379,740    10,416,850    116,929,146     21,020,315   138,373,952
                                 -------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS:                  15,231,787     (566,340)    26,467,638    10,496,565    143,482,731     23,153,615   152,907,582

NET ASSETS:
Beginning of period               51,947,097   29,091,884             --        21,000    156,467,112             --    99,160,669
                                 -------------------------------------------------------------------------------------------------
End of period                    $67,178,884  $28,525,544    $26,467,638   $10,517,565   $299,949,843    $23,153,615  $252,068,251
                                 -------------------------------------------------------------------------------------------------

*Date of initial sale

See accompanying notes


42 DELAWARE POOLED TRUST * 1997 SEMIANNUAL REPORT

Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Defensive Equity Portfolio
-------------------------------------------------------------------------------

                                             Six Months      Year           Year          Year           Year          2/3/92(1)
                                               Ended        Ended          Ended         Ended           Ended            to
                                            4/30/97(4)     10/31/96      10/31/95       10/31/94       10/31/93        10/31/92

Net asset value, beginning of period          $16.4600      $14.6600     $13.0800       $12.7300       $10.6600        $10.0000

Income from investment operations:
Net investment income                           0.1809        0.4404       0.4303         0.3203         0.2841          0.2291
Net realized and unrealized gain
    from security transactions                  1.4591        2.9596       1.9797         0.6527         2.3159          0.5109
                                              ---------------------------------------------------------------------------------
Total from investment operations                1.6400        3.4000       2.4100         0.9730         2.6000          0.7400
                                              ---------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income           (0.3300)      (0.4400)     (0.3400)       (0.2800)       (0.3200)        (0.0800)
Distributions from net realized gain
    from security transactions                 (1.5000)      (1.1600)     (0.4900)       (0.3430)       (0.2100)             --
                                              ---------------------------------------------------------------------------------
Total distributions                            (1.8300)      (1.6000)     (0.8300)       (0.6230)       (0.5300)        (0.0800)
                                              ---------------------------------------------------------------------------------
Net asset value, end of period                $16.2700      $16.4600     $14.6600       $13.0800       $12.7300        $10.6600
                                              =================================================================================
Total return                                     10.87%        24.87%       19.77%          7.96%         25.17%          10.13%

Ratios/supplemental data:
Net assets, end of period (000 omitted)       $ 76,623     $  67,179     $ 51,947       $ 37,323       $ 13,418         $ 4,473
Ratio of expenses to average net assets           0.64%(2)      0.67%(2)     0.68%(2)       0.68%(2)       0.68%(2)        0.68%(2)
Ratio of net investment income to
    average net assets                            2.30%(3)      2.85%(3)     3.33%(3)       3.26%(3)       2.90%(3)        3.65%(3)
Portfolio turnover                                  72%           74%          88%            73%            37%             28%
Average commission rate paid                  $ 0.0600     $  0.0600          N/A            N/A            N/A             N/A

--------------------------------------------------------------------------------
(1)  Date of initial sale; ratios and total return have been annualized.
(2) Ratio of expenses to average net assets prior to expense limitation was 0.64% for the six months ended 4/30/97, 0.70% for the year ended 10/31/96, 0.71% for the year ended 10/31/95, 0.82% for the year ended 10/31/94, 1.38%
     for the year ended 10/31/93, and 2.38% for the period from 2/3/92 to 10/31/92.
(3) Ratio of net investment income to average net assets prior to expense limitation was 2.30% for the six months ended 4/30/97, 2.83% for the year ended 10/31/96, 3.30% for the year ended 10/31/95, 3.12% for the year ended 10/31/94, 2.20% for the year ended 10/31/93 and 1.95% for the period from 2/3/92 to 10/31/92.
(4)  Ratios have been annualized and total return has not been annualized.


                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 43

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Aggressive Growth Portfolio
--------------------------------------------------------------------------------

                                             Six Months      Year           Year          Year           Year          2/3/92(1)
                                               Ended        Ended          Ended         Ended           Ended            to
                                            4/30/97(4)     10/31/96      10/31/95       10/31/94       10/31/93        10/31/92


Net asset value, beginning of period        $14.5700      $12.8600       $11.0100      $11.2000      $  9.0400       $10.0000

Income (loss) from investment operations:
Net investment income (loss)                 (0.0572)      (0.0188)        0.0428        0.0075         0.0181         0.0167
Net realized and unrealized gain (loss)
 from security transactions                  (0.9728)       2.3913         2.0552        0.0325         2.1589        (0.9767)
                                             ---------------------------------------------------------------------------------
Total from investment operations             (1.0300)       2.3725         2.0980        0.0400         2.1770        (0.9600)
                                             ---------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income              --       (0.0425)       (0.0120)      (0.0200)       (0.0170)          none
Distributions from net realized gain
 from security transactions                  (2.3800)      (0.6200)       (0.2360)      (0.2100)          none           none
                                             ---------------------------------------------------------------------------------
Total distributions                          (2.3800)      (0.6625)       (0.2480)      (0.2300)       (0.0170)          none
                                             ---------------------------------------------------------------------------------
Net asset value, end of period              $11.1600      $14.5700       $12.8600      $11.0100      $ 11.2000        $9.0400
                                             =================================================================================
Total return                                   (8.60%)       19.19%         19.61%         0.34%         24.10%        (13.89%)

Ratios/supplemental data:
Net assets, end of period (000 omitted)     $ 12,092       $28,526       $ 29,092      $ 22,640      $  20,478        $ 4,538
Ratio of expenses to average net assets         0.93%(2)      0.90% (2)      0.93%(2)      0.93%(2)       0.93%(2)       0.93%(2)
Ratio of net investment income (loss)
  to average net assets                        (0.31%)(3)    (0.18%)(3)      0.37%(3)      0.07%(3)       0.23%(3)       0.28%(3)
Portfolio turnover                               120%           95%            64%           43%            81%            34%
Average commission rate paid                 $0.0599       $0.0600            N/A           N/A            N/A            N/A

--------------------------------------------------------------------------------
(1)  Date of initial sale; ratios and total return have been annualized.
(2) Ratio of expenses to average net assets prior to expense limitation was 1.25% for the six months ended 4/30/97, 1.01% for the year ended 10/31/96, 1.08% for the year ended 10/31/95, 1.17% for the year ended 10/31/94, 1.40%
     for the year ended 10/31/93, and 2.56% for the period from 2/27/92 to 10/31/92.
(3) Ratio of net investment income to average net assets prior to expense limitation was (0.63%) for the six months ended 4/30/97, (0.29%) for the year ended 10/31/96, 0.22% for the year ended 10/31/95, (0.17%) for the year ended 10/31/94, (0.24%) for the year ended 10/31/93 and (1.35%)for the period from 2/27/92 to 10/31/92.
(4)  Ratios have been annualized and total return has not been annualized.



44 1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Real Estate Investment Trust Portfolio
--------------------------------------------------------------------------------

                                              Six Months       12/6/95(1)
                                                Ended              to
                                              4/30/97(4)        10/31/96

Net asset value, beginning of period           $ 12.4900       $ 10.0000

Income from investment operations:
Net investment income                             0.3700          0.6515
Net realized and unrealized gain from
 security transactions                            1.8100          1.9385
                                               --------------------------
Total from investment operations                  2.1800          2.5900
                                               --------------------------
Less distributions:
Dividends from net investment income             (0.7200)        (0.1000)
Distributions from net realized gain
  from security transactions                     (0.7900)            --
                                               --------------------------
Total distributions                              (1.5100)        (0.1000)
                                               --------------------------
Net asset value, end of period                 $ 13.1600       $ 12.4900
                                               ==========================
Total return                                       18.57%          26.12%

Ratios/supplemental data:
Net assets, end of period (000 omitted)        $  47,211       $  26,468
Ratio of expenses to average net assets             0.87%(2)        0.89%(2)
Ratio of net investment income to
  average net assets                                5.43%(3)        6.70%(3)
Portfolio turnover                                    68%            109%
Average commission rate paid                   $  0.0568       $  0.0600

--------------------------------------------------------------------------------
(1) Date of initial sale; ratios have been annualized and total return has not been annualized.
(2) Ratio of expenses to average net assets prior to expense limitation was 0.91% for the six months ended 4/30/97 and 1.02% for the period from 12/6/95 to 10/31/96.
(3) Ratio of net investment income to average net assets prior to expense limitation was 5.39% for the six months ended 4/30/97 and 6.57% for the period from 12/6/95 to 10/31/96.
(4)  Ratios have been annualized and total return has not been annualized.



                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 45

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Fixed Income Portfolio
--------------------------------------------------------------------------------
                                           Six Months       3/12/96/(1)
                                             Ended             to
                                            4/30/97(4)      10/31/96

Net asset value, beginning of period        $10.0100         $10.000

Income from investment operations:
Net investment income                         0.3024          0.3856
Net realized and unrealized gain (loss)
 from security transactions                  (0.1400)         0.0100
                                             -----------------------
Total from investment operations              0.1624          0.3956
                                             -----------------------
Less distributions:
Dividends from net investment income         (0.3024)        (0.3856)
Distributions from net realized gain
 from security  transactions                      --              --
                                             -----------------------
Total distributions                          (0.3024)        (0.3856)
                                             -----------------------
Net asset value, end of period               $9.8700        $10.0100
                                             =======================

Total return                                    1.64%           4.08%

Ratios/supplemental data:
Net assets, end of period (000 omitted)      $20,959         $10,518
Ratio of expenses to average net assets         0.52%(2)        0.53%(2)
Ratio of net investment income to
 average net assets                             6.13%(3)        6.14%(3)
Portfolio turnover                               314%            232%


--------------------------------------------------------------------------------
(1) Date of initial sale; ratios have been annualized and total return has not been annualized.
(2) Ratio of expenses to average net assets prior to expense limitation was 0.84% for the six months ended 4/30/97 and 1.20% for the period from 3/12/96 to 10/31/96.
(3) Ratio of net investment income to average net assets prior to expense limitation was 5.81% for the six months ended 4/30/97 and 5.47% for the period from 3/12/96 to 10/31/96.
(4)  Ratios have been annualized and total return has not been annualized.



46 1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The High-Yield Bond Portfolio
--------------------------------------------------------------------------------
                                                                      12/2/96(1)
                                                                         to
                                                                       4/30/97

Net asset value, beginning of period                                  $10.0000

Income from investment operations:
Net investment income                                                   0.3300
Net realized and unrealized gain from security transactions             0.1950
                                                                      --------
Total from investment operations                                        0.5250
                                                                      --------
Less distributions:
Dividends from net investment income                                   (0.2650)
Distributions from net realized gain from security transactions             --
                                                                      --------
Total distributions                                                    (0.2650)
                                                                      --------
Net asset value, end of period                                        $10.2600
                                                                      ========

Total return                                                              5.29%

Ratios/supplemental data:
Net assets, end of period (000 omitted)                                 $8,604
Ratio of expenses to average net assets                                   0.59%
Ratio of net investment income (loss) to average net assets               8.86%
Portfolio turnover                                                         125%
-------------------------------------------------------------------------------

(1) Date of initial sale; ratios have been annualized and total return has not been annualized.
(2) Ratio of expenses to average net assets prior to expense limitation was 0.91% for the period from 12/2/96 to 4/30/97.
(3) Ratio of net investment income to average net assets prior to expense limitation was 8.54% for the period from 12/2/96 to 4/30/97.


                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 47

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Equity Portfolio
-------------------------------------------------------------------------------

                                             Six Months      Year           Year          Year           Year          2/3/92(1)
                                               Ended        Ended          Ended         Ended           Ended            to
                                            4/30/97(4)     10/31/96      10/31/95       10/31/94       10/31/93        10/31/92

Net asset value, beginning of period         $14.7800      $13.1200      $13.1100       $11.9900       $9.5000         $10.0000

Income (loss) from investment operations:
Net investment income                          0.3466        0.5063        0.4749         0.1440        0.2414           0.2282
Net realized and unrealized gain (loss)
  from investments and foreign currencies      0.9934        1.7937        0.0011         1.2360        2.5686          (0.6282)
                                             ----------------------------------------------------------------------------------
Total from investment operations               1.3400        2.3000        0.4760         1.3800        2.8100          (0.4000)
                                             ----------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income          (0.4600)      (0.4900)      (0.1700)       (0.1600)      (0.3200)         (0.1000)
Distributions from net realized gain from
  security transactions                            --       (0.1500)      (0.2960)       (0.1000)         none             none
                                             ----------------------------------------------------------------------------------
Total distributions                           (0.4600)      (0.6400)      (0.4660)       (0.2600)      (0.3200)         (0.1000)
                                             ----------------------------------------------------------------------------------
Net asset value, end of period               $15.6600      $14.7800      $13.1200       $13.1100      $11.9900          $9.5000
                                             ===================================================================================
Total return                                     9.23%        18.12%         3.91%         11.66%        30.28%           (5.44%)

Ratios/supplemental data:
Net assets, end of period (000 omitted)      $401,704      $299,950      $156,467        $70,820       $24,288           $5,966
Ratio of expenses to average net assets          0.93%         0.89%         0.90%          0.94%(2)      0.96%(2)         0.96%(2)
Ratio of net investment income to average
  net assets                                     4.92%         4.36%         4.81%          1.36%(3)      2.98%(3)         4.67%(3)
Portfolio turnover                                  9%            8%           20%            22%           28%               2%
Average commission rate paid                   $0.0295       $0.0198           N/A            N/A           N/A              N/A

--------------------------------------------------------------------------------
(1)  Date of initial sale; ratios and total return have been annualized.
(2) Ratio of expenses to average net assets prior to expense limitation was 0.97% for the year ended 10/31/94, 1.38% for the year ended 10/31/93, and 2.94% for the period from 2/4/92 to 10/31/92.
(3) Ratio of net investment income to average net assets prior to expense limitation was 1.33% for the year ended 10/31/94, 2.56% for the year ended 10/31/93 and 2.69% for the period from 2/4/92 to 10/31/92.
(4)  Ratios have been annualized and total return has not been annualized.



48 1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Labor Select International Equity Portfolio
--------------------------------------------------------------------------------

                                                    Six Months      12/19/95(1)
                                                       Ended           to
                                                    4/30/97(4)       10/31/96

Net asset value, beginning of period                $11.6900        $10.0000

Income from investment operations:
Net investment income                                 0.6344          0.4785
Net realized and unrealized gain from
  investments and foreign currencies                  0.4856          1.3115
                                                   --------------------------
Total from investment operations                      1.1200          1.7900
                                                   --------------------------
Less distributions:
Dividends from net investment income                 (0.4600)        (0.1000)
Distributions from net realized gain
  from security transactions                              --              --
                                                   --------------------------
Total distributions                                  (0.4600)        (0.1000)
                                                   --------------------------
Net asset value, end of period                      $12.3500        $11.6900
                                                   ==========================
Total return                                            9.81%          17.97%

Ratios/supplemental data:
Net assets, end of period (000 omitted)              $39,272         $23,154
Ratio of expenses to average net assets                 0.94%(2)        0.92%(2)
Ratio of net investment income to average net assets    5.03%(3)        6.64%(3)
Portfolio turnover                                         4%              7%
Average commission rate paid                         $0.0327         $0.0330

--------------------------------------------------------------------------------
(1) Date of initial sale; ratios have been annualized and total return has not been annualized.
(2) Ratio of expenses to average net assets prior to expense limitation was 1.02% for the six months ended 4/30/96 and 1.30% for the period from 12/19/95 to 10/31/96.
(3) Ratio of net investment income to average net assets prior to expense limitation was 4.95% for the six months ended 4/30/96 and 6.26% for the period from 12/19/95 to 10/31/96.
(4)  Ratios have been annualized and total return has not been annualized.


                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 49

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Emerging Markets Portfolio
--------------------------------------------------------------------------------
                                                                    4/14/97(1)
                                                                        to
                                                                     4/30/97

Net asset value, beginning of period                                 $10.0000

Income from investment operations:
Net investment income                                                  0.0147
Net realized and unrealized gain from investments
  and foreign currencies                                               0.0953
                                                                     --------
Total from investment operations                                       0.1100
                                                                     --------
Less distributions:
Dividends from net investment income                                       --
Distributions from net realized gain from security transactions            --
                                                                     --------
Total distributions                                                        --
                                                                     --------
Net asset value, end of period                                       $10.1100
                                                                     ========

Total return                                                             1.10%

Ratios/supplemental data:
Net assets, end of period (000 omitted)                                $5,448
Ratio of expenses to average net assets                                  1.50%
Ratio of net investment income to average net assets                     0.92%
Portfolio turnover                                                          0%
Average commission rate paid                                          $0.0093

--------------------------------------------------------------------------------
(1) Date of initial sale; ratios have been annualized and total return has not been annualized.
(2) Ratio of expenses to average net assets prior to expense limitation was 3.35% for the period from 4/14/97 to 4/30/97.
(3) Ratio of net investment income (loss) to average net assets prior to expense limitation was (0.93%) for the period from 4/14/97 to 4/30/97.



50 1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Fixed Income Portfolio
--------------------------------------------------------------------------------

                                             Six Months      Year           Year            Year       11/30/92(1)
                                               Ended        Ended          Ended           Ended           to
                                            4/30/97(4)     10/31/96      10/31/95         10/31/94      10/31/93

Net asset value, beginning of period          $11.6200        $11.0400        $9.7900     $11.0900       $10.000

Income (loss) from investment operations:
Net investment income                           0.5985          0.7774         0.7357       0.4189        0.9547
Net realized and unrealized gain (loss) from
      investments and foreign currencies       (0.6435)         0.7246         0.9243      (0.1929)       0.7433
                                               -----------------------------------------------------------------
Total from investment operations               (0.0450)         1.5020         1.6600       0.2260        1.6980
                                               -----------------------------------------------------------------
Less distributions:
Dividends from net investment income           (0.6550)        (0.7200)       (0.4100)     (0.9490)      (0.6080)
Distributions from net realized gain from
        security transactions                  (0.1700)        (0.2020)            --      (0.5770)           --
                                               -----------------------------------------------------------------
Total distributions                            (0.8250)        (0.9220)       (0.4100)     (1.5260)      (0.6080)
                                               -----------------------------------------------------------------
Net asset value, end of period                $10.7500        $11.6200       $11.0400      $9.7900      $11.0900
                                               =================================================================
Total return                                     (0.47%)         16.40%         17.38%        2.07%        18.96%

Ratios/supplemental data:
Net assets, end of period (000 omitted)       $326,591        $252,068        $99,161      $42,266       $29,313
Ratio of expenses to average net assets           0.60%(2)        0.60%(2)       0.60%(2)     0.62%(2)      0.62%(2)
Ratio of net investment income (loss)
        to average net assets                   10.94%(3)         8.52%(3)       6.73%(3)     3.62%(3)      0.68%(3)
Portfolio turnover                                118%              63%            77%         205%          198%

-------------------------------------------------------------------------------
(1)  Date of initial sale; ratios and total return have been annualized.
(2) Ratio of expenses to average net assets prior to expense limitation was 0.67% for the six months ended 4/30/97 0.66% for the year ended
     10/31/96, 0.68% for the year ended 10/31/95, 0.76% for the year ended 10/31/94, and 0.88% for the period from 11/30/92 to 10/31/93.
(3) Ratio of net investment income to average net assets prior to expense limitation was 10.87% for the six months ended 4/30/97, 8.46% for the year ended 10/31/96, 6.65% for the year ended 10/31/95, 3.48% for the year ended 10/31/94, 10.42% for the period from 11/30/92 to 10/31/93.
(4)  Ratios have been annualized and total return has not been annualized.

                               1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST 51

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Fixed Income Portfolio
--------------------------------------------------------------------------------
                                                                     4/11/97(1)
                                                                        to
                                                                      4/30/97

Net asset value, beginning of period                                 $10.0000

Income from investment operations:
Net investment income                                                  0.0345
Net realized and unrealized loss from investments and foreign
   currencies                                                         (0.0145)
                                                                    ---------
Total from investment operations                                       0.0200
                                                                    ---------
Less distributions:
Dividends from net investment income                                       --
Distributions from net realized gain from security transactions            --
                                                                    ---------
Total distributions                                                        --
                                                                    ---------
Net asset value, end of period                                      $ 10.0200
                                                                    =========

Total return                                                             0.20%

Ratios/supplemental data:
Net assets, end of period (000 omitted)                              $ 13,357
Ratio of expenses to average net assets                                  0.60%
Ratio of net investment income (loss) to average net assets              6.32%
Portfolio turnover                                                        308%

--------------------------------------------------------------------------------
(1) Date of initial sale; ratios have been annualized and total return has not been annualized.
(2) Ratio of expenses to average net assets prior to expense limitation was 0.89% for the period from 4/11/97 to 4/30/97.
(3) Ratio of net investment income to average net assets prior to expense limitation was 6.03% for the period from 4/11/97 to 4/30/97.

52 1997 SEMIANNUAL REPORT o DELAWARE POOLED TRUST

Delaware Pooled Trust, Inc.
Notes to Financial Statements
April 30, 1997
(Unaudited)

Delaware Pooled Trust, Inc. (The "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 12 separate Portfolios ("Portfolios"). The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolio, The Fixed Income Portfolio, The High-Yield Bond Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio had commenced operations prior to April 30, 1997. The Defensive Equity Small/Mid-Cap Portfolio and The Limited-Term Maturity Portfolio had not commenced operations as of April 30, 1997.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Portfolios:

Security Valuation-Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sale price before each Portfolio is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes-Each Portfolio intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Repurchase Agreements-Each Portfolio may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currencies-The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 pm EST. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities. Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, gain or loss on currency held, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net changes in unrealized appreciation or depreciation on translation of assets and liabilities in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in exchange rates.

Use of Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other-Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

                               1997 SEMIANNUAL REPORT * DELAWARE POOLED TRUST 53

2. Investment Management
In accordance with the terms of the Investment Management Agreement, Delaware Management Company, Inc. (DMC), the investment manager of The Defensive Equity Portfolio, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolio, The Fixed Income Portfolio, and The High-Yield Bond Portfolio, and Delaware International Advisers Ltd. (DIAL), the investment manager of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio, will receive an annual fee which is calculated on the net assets of each Portfolio less fees paid to the independent directors, except for The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolio, The High-Yield Bond Portfolio, The Emerging Markets Portfolio, and The International Fixed Income Portfolio. The management fees for The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolio, The High-Yield Bond Portfolio, The Emerging Markets Portfolio, and The International Fixed Income Portfolio are calculated daily on the net assets of each Portfolio without consideration of amounts paid to unaffiliated directors.

Lincoln Investment Manager, Inc., an affiliate of DMC, receives 30% of the advisory fee paid to DMC for acting as a sub-advisor to The Real Estate Investment Trust Portfolio.

                                                                      The
                                                      The        Real Estate
                                     The           Aggressive     Investment        The
                               Defensive Equity      Growth          Trust      Fixed Income
                                  Portfolio         Portfolio      Portfolio     Portfolio
--------------------------------------------------------------------------------------------
Management fees as a percentage
 of average daily net assets
 (per annum)                        0.55%            0.80%           0.75%         0.40%
============================================================================================

At April 30, 1997, the Portfolios had liabilities for Investment Management fees and other expenses payable to DMC or DIAL as follows:

                                                                      The
                                                      The         Real Estate
                                     The           Aggressive     Investment        The
                               Defensive Equity      Growth          Trust      Fixed Income
                                  Portfolio         Portfolio      Portfolio     Portfolio
--------------------------------------------------------------------------------------------
Investment management fees
  and other expenses payable
  to DMC or DIAL                   $38,380           $4,196          $28,008     $11,848
============================================================================================

DMC and DIAL have elected voluntarily to waive that portion, if any, of the annual management fees payable by each Portfolio to the extent necessary to insure that the annual operating expenses exclusive of taxes, interest, brokerage commissions, and extraordinary expenses do not exceed 0.68%, 0.93%, 0.89%, 0.53%, 0.59%, 0.96%, 0.96%, 1.50%, 0.60%, and 0.60% for The Defensive
Equity Portfolio, The Aggressive Growth Portfolio, The Real Estate Investment Trust Portfolio, The Fixed Income Portfolio, The High-Yield Bond Portfolio, The Intenational Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio, respectively through October 31, 1997. Total expenses absorbed by DMC or DIAL are as follows:

                                                                      The
                                                      The         Real Estate
                                     The           Aggressive     Investment        The
                               Defensive Equity      Growth          Trust      Fixed Income
                                  Portfolio         Portfolio      Portfolio     Portfolio
--------------------------------------------------------------------------------------------
Total expenses absorbed by
 DMC or DIAL                       $ 123            $42,295         $ 8,640      $26,668
============================================================================================

54 DELAWARE POOLED TRUST * 1997 SEMIANNUAL REPORT


                                                                     The                        The
                                      The            The         Labor Select       The        Global          The
                                   High-Yield    International   International    Emerging     Fixed      International
                                       Bond         Equity          Equity         Markets     Income     Fixed Income
                                    Portfolio     Portfolio        Portfolio      Portfolio   Portfolio    Portfolio
-----------------------------------------------------------------------------------------------------------------------
Management fees as a percentage
 of average daily net assets
 (per annum)                          0.45%          0.75%           0.75%         1.10%        0.50%       0.50%
=======================================================================================================================


                                                                     The                        The
                                      The            The         Labor Select       The        Global          The
                                   High-Yield    International   International    Emerging     Fixed      International
                                       Bond         Equity          Equity         Markets     Income     Fixed Income
                                    Portfolio     Portfolio        Portfolio      Portfolio   Portfolio    Portfolio
-----------------------------------------------------------------------------------------------------------------------
Investment management fees
  and other expenses payable
  to DMC or DIAL                      $8,225        $92,361         $14,052         $ -       $136,609       $1,584
=======================================================================================================================


                                                                     The                        The
                                      The            The         Labor Select       The        Global          The
                                   High-Yield    International   International    Emerging     Fixed      International
                                       Bond         Equity          Equity         Markets     Income     Fixed Income
                                    Portfolio     Portfolio        Portfolio      Portfolio   Portfolio    Portfolio
-----------------------------------------------------------------------------------------------------------------------


Total expenses absorbed by
 DMC or DIAL                         $6,785           $ -            $11,380       $4,133     $ 94,573        $2,104

=======================================================================================================================

                               1997 SEMIANNUAL REPORT * DELAWARE POOLED TRUST 55

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Portfolios. The Fund also engaged DSC to provide accounting services for the funds. Previously, fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the Statement of Operations. At April 30, 1997 the amount expensed by the Portfolios and the liability for such fees and other expenses payable to DSC are as follows:

                                                                      The
                                                      The         Real Estate
                                     The           Aggressive     Investment        The
                               Defensive Equity      Growth          Trust      Fixed Income
                                  Portfolio         Portfolio      Portfolio     Portfolio
--------------------------------------------------------------------------------------------
Amount expensed for accounting
 services                         $ 9,120           $ 4,211          $ 5,188      $ 2,404
Amount expensed for dividend
 disbursing  and transfer
 agent services                     2,975             2,003            1,886       10,604
Dividend disbursing, transfer
 agent fees, accounting service
 fees, and other expenses payable   2,040               982            1,764        4,328
===========================================================================================

Certain officers of DMC are officers, directors, and/or employees of the Fund. These officers, directors, and employees are paid no compensation by each Portfolio.

3. Investments
During the six months ended April 30, 1997, each Portfolio made purchases and sales of investment securities other than U.S. Government securities and temporary cash investments as follows:

                                                                      The
                                                      The         Real Estate
                                     The           Aggressive     Investment        The
                               Defensive Equity      Growth          Trust      Fixed Income
                                  Portfolio         Portfolio      Portfolio     Portfolio
---------------------------------------------------------------------------------------------
Purchases                         $25,398,644      $14,149,542     $29,810,557  $16,397,323
Sales                              25,692,238       27,028,914      13,163,214    7,993,812
=============================================================================================


Investment securities based on cost for federal income tax purposes at April 30, 1997, are as follows:

                                                                        The
                                                        The         Real Estate
                                       The           Aggressive     Investment        The
                                 Defensive Equity      Growth          Trust      Fixed Income
                                    Portfolio         Portfolio      Portfolio     Portfolio
-----------------------------------------------------------------------------------------------
Cost of investments                $62,910,384       $12,013,364     $42,778,979  $20,924,646
                                   ------------------------------------------------------------
Aggregate unrealized appreciation   13,477,917         1,401,961       5,143,407       33,442
Aggregate unrealized depreciation   (1,192,151)       (1,421,737)        (91,269)    (123,386)
Net unrealized appreciation        ------------------------------------------------------------
 (depreciation)                    $12,285,766         $ (19,776)     $5,052,138    $ (89,944)
===============================================================================================

56 DELAWARE POOLED TRUST * 1997 SEMIANNUAL REPORT

                                                                       The                        The
                                        The            The         Labor Select       The        Global          The
                                     High-Yield    International   International    Emerging     Fixed      International
                                         Bond         Equity          Equity         Markets     Income     Fixed Income
                                      Portfolio     Portfolio        Portfolio      Portfolio   Portfolio    Portfolio
---------------------------------------------------------------------------------------------------------------------------

Amount expensed for accounting        $ 609        $58,118         $ 4,611          $ 30       $ 43,644        $ 50
 services
Amount expensed for dividend
 disbursing  and transfer             1,067          5,500             719            20          5,889          20
 agent services
Dividend disbursing, transfer
 agent fees, accounting service       3,192          7,823           1,348             -          5,402         403
 fees, and other expenses payable
===========================================================================================================================

                                                                   The                        The
                                    The            The         Labor Select       The        Global          The
                                 High-Yield    International   International    Emerging     Fixed      International
                                     Bond         Equity          Equity         Markets     Income     Fixed Income
                                  Portfolio     Portfolio        Portfolio      Portfolio   Portfolio    Portfolio
--------------------------------------------------------------------------------------------------------------------------


Purchases                        $11,142,543  $ 80,297,094    $11,142,543     $4,870,804  $231,829,550  $14,627,945
Sales                              2,702,436    15,018,372      2,702,436         -        150,621,484    2,112,719
==========================================================================================================================


                                                                      The                       The
                                      The            The         Labor Select       The        Global           The
                                   High-Yield    International   International    Emerging     Fixed       International
                                       Bond         Equity          Equity         Markets     Income      Fixed Income
                                    Portfolio     Portfolio        Portfolio      Portfolio   Portfolio     Portfolio
--------------------------------------------------------------------------------------------------------------------------

Cost of investments               $ 8,505,832   $349,702,052     $35,617,993    $5,561,804   $322,218,458   $12,981,885
                                  ----------------------------------------------------------------------------------------
Aggregate unrealized appreciation      28,281     58,905,821       3,926,199       108,552      3,994,836        45,038
Aggregate unrealized depreciation    (149,675)    (9,184,752)       (553,275)      (99,510)    (8,566,232)      (67,769)
                                  ----------------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation)                    $ (121,394)   $49,721,069     $ 3,372,922       $ 9,042   $ (4,571,396)  $   (22,731)
==========================================================================================================================

                               1997 SEMIANNUAL REPORT * DELAWARE POOLED TRUST 57

4. Capital Stock
Transactions in capital stock shares were as follows:

                                    The                        The
                              Defensive Equity           Aggressive Growth
                                  Portfolio                 Portfolio
---------------------------------------------------------------------------------
                           Six Months     Year       Six Months      Year
                             Ended       Ended          Ended        Ended
                            4/30/97     10/31/96       4/30/97      10/31/96
---------------------------------------------------------------------------------
Shares sold                 627,776      867,203        37,958       185,079
Shares issued upon
 reinvestment of
 dividends from
 net investment
 income and net
 realized gains from
 security transactions      501,318      394,721       367,510       100,154
---------------------------------------------------------------------------------
                          1,129,094    1,261,924       405,468       285,233
Shares repurchased         (501,780)    (725,191)   (1,279,839)     (588,835)
---------------------------------------------------------------------------------

Net increase
  (decrease)                627,314      536,733      (874,371)     (303,602)
=================================================================================

*Date of initial sale


                                   The                              The Labor Select
                            International Equity                  International Equity
                                 Portfolio                              Portfolio
-----------------------------------------------------------------------------------------------------
                                Six Months       Year          Six Months           12/19/95*
                                  Ended        Ended             Ended                 to
                                 4/30/97     10/31/96           4/30/97             10/31/96
-----------------------------------------------------------------------------------------------------
Shares sold                     4,897,312    8,473,181          1,304,070          2,288,206
Shares issued
 upon reinvestment of
 dividends from net investment
 income and net realized gains
 from security transactions       592,617      595,756             79,830             12,445
-----------------------------------------------------------------------------------------------------
                                5,489,929    9,068,937          1,383,900          2,300,651
Shares repurchased               (129,557)    (697,650)          (184,252)          (319,558)
-----------------------------------------------------------------------------------------------------

Net increase (decrease)         5,360,372    8,371,287          1,199,648          1,981,093
=====================================================================================================

*Date of initial sale



58 DELAWARE POOLED TRUST * 1997 SEMIANNUAL REPORT


                                The Real Estate                       The                 The
                                Investment Trust                  Fixed Income      High-Yield Bond
                                   Portfolio                       Portfolio          Portfolio
------------------------------------------------------------------------------------------------
                           Six Months         12/6/95*       Six Months     3/12/96*   12/2/96*
                              Ended              to             Ended          to         to
                             4/30/97          10/31/96         4/30/97      10/30/96   4/30/97
------------------------------------------------------------------------------------------------
Shares sold                1,262,486         2,099,590       1,036,645     1,018,936   825,311
Shares issued upon
 reinvestment of
 dividends from
 net investment
 income and net
 realized gains from
 security transactions       265,341            19,488         43,832         30,141    12,989
-----------------------------------------------------------------------------------------------
                           1,527,827         2,119,078      1,080,477      1,049,077   838,300
Shares repurchased           (60,611)              (46)        (7,578)            --        --
-----------------------------------------------------------------------------------------------

Net increase
  (decrease)               1,467,216         2,119,032      1,072,899      1,049,077   838,300
================================================================================================

*Date of initial sale


                                           The Emerging             The Global           The International
                                             Markets               Fixed Income             Fixed Income
                                            Portfolio                Portfolio               Portfolio
---------------------------------------------------------------------------------------------------------
                                           4/14/97*        Six Months       Year                4/11/97*
                                             to             Ended          Ended                  to
                                           4/30/97         4/30/97        10/31/96              4/30/97
---------------------------------------------------------------------------------------------------------
Shares sold                                 538,809         7,510,940      12,279,262         1,333,234
Shares issued
 upon reinvestment of
 dividends from net investment
 income and net realized gains
 from security transactions                     --          1,411,949         860,639               --
---------------------------------------------------------------------------------------------------------
                                           538,809          8,922,889      13,139,901         1,333,234
Shares repurchased                              --           (222,740)       (433,916)               --
---------------------------------------------------------------------------------------------------------

Net increase (decrease)                    538,809          8,700,149      12,705,985         1,333,234
=========================================================================================================

*Date of initial sale

                               1997 SEMIANNUAL REPORT * DELAWARE POOLED TRUST 59

5. Foreign Currency Forward Contracts
The following foreign currency forward contracts were outstanding at April 30, 1997:


The International Equity Portfolio
----------------------------------------------------------------------------------------
                                                                          Unrealized
                                         In             Settlement       Appreciation
Contract to Deliver                 Exchange For           Date         (Depreciation)

17,412,755  New Zealand Dollars    $12,000,000          5/30/97         $ (53,457)
28,356,000  Dutch Guilders          15,000,000          6/30/97           367,617
85,051,500  French Francs           15,000,000          6/30/97           349,439
                                                                         ---------
                                                                         $ 663,599
                                                                         =========

The Global Fixed Income Portfolio
----------------------------------------------------------------------------------------
                                                                          Unrealized
                                        In             Settlement        Appreciation
Contract to Deliver                Exchange For           Date          (Depreciation)

20,900,000  Canadian Dollars      $15,057,637           7/31/97          $ 10,980
44,700,000  New Zealand Dollars    30,843,000           7/31/97           (42,912)
                                                                         ---------
                                                                         $(31,932)
                                                                         =========
The International Fixed Income Portfolio
----------------------------------------------------------------------------------------
                                                                          Unrealized
                                       In               Settlement       Appreciation
Contract to Receive               Exchange For             Date         (Depreciation)

    79,489  German Deutsche Marks      $46,006               5/5/97      $    (46)
                                                                         =========
Contract to Deliver
   872,000  Canadian Dollars          $625,718              7/31/97      $ (2,066)
 1,812,000  New Zealand Dollars      1,248,965              7/31/97        (3,055)
                                                                         ---------
                                                                         $ (5,121)
                                                                         =========
The Labor Select International Equity Portfolio
----------------------------------------------------------------------------------------
                                                                          Unrealized
                                    In                Settlement         Appreciation
Contract to Deliver            Exchange For              Date           (Depreciation)

 2,880,000  Dutch Guilders     $1,500,000               7/31/97           $ 10,142
 8,647,500  French Francs       1,500,000               7/31/97              7,546
 1,378,510  New Zealand Dollars   950,000               5/30/97             (4,232)
                                                                          ---------
                                                                          $ 13,456
                                                                          =========


6. Concentration of Credit Risk
The Fixed Income Portfolio invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if it has been paid.

The High-Yield Bond Portfolio invests in high-yield fixed income securities which carry ratings of BB or lower by Standard & Poors and/or Ba or lower by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.


60 DELAWARE POOLED TRUST * 1997 SEMIANNUAL REPORT

Delaware Pooled Trust, Inc.

Fund Officers and Portfolio Managers
Wayne A. Stork
Chairman

David G. Tilles
Managing Director and Chief Investment Officer
Delaware International Advisers Ltd.

Robert Akester
Senior Portfolio Manager

Steven R. Brody
Senior Vice President and Director of Real Estate
Operations
Lincoln Investment Management, Inc. (subadviser to
The Real Estate Investment Trust Portfolio)

George E. Deming
Vice President and Senior Portfolio Manager

Gerald S. Frey
Vice President and Senior Portfolio Manager

Clive A. Frey
Vice President and Senior Portfolio Manager

Lawrence T. Kissko
Vice President, Real Estate Equity
Lincoln Investment Management, Inc. (subadviser to
The Real Estate Investment Trust Portfolio)

Paul A. Matlack
Vice President and Senior Portfolio Manager

Gerald T. Nichols
Vice President and Senior Portfolio Manager

Gary A. Reed
Vice President and Senior Portfolio Manager

John F. Robertson
Assistant Vice President, Real Estate Investments
Lincoln Investment Management, Inc. (subadviser to
The Real Estate Investment Trust Portfolio)

Timothy W. Sanderson
Director and Senior Portfolio Manager

Ian G. Sims
Director and Senior Portfolio Manager

Babak Zenouzi
Vice President and Portfolio Manager

Custodians
The Chase Manhattan Bank
4 Metrotech Center
Brooklyn, New York 11245
(custodian for The Real Estate Investment Trust, The High-Yield Bond, The International Equity, The Labor Select International Equity, The Emerging Markets, and The Global Fixed income Portfolios)

Bankers Trust Company
One Bankers Trust Plaza
New York, New York 10006
(custodian for The Defensive Equity, The Aggressive Growth, and The Fixed Income Portfolios)

Independent Auditors
Ernst & Young LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

Legal Counsel
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, Pennsylvania 19103

Investment Advisers
Delaware Investment Advisers
One Commerce Square
Philadelphia, Pennsylvania 19103

Delaware International Advisers Ltd.
Veritas House
125 Finsbury Pavement
London, England EC2A 1NQ

This report was prepared for investors in the Delaware Pooled Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust, Inc. Prospectus, which contains detailed information. All Delaware Pooled Trust Portfolios are offered by prospectus only.





Delaware
  Pooled
   Trust
========

One Commerce Square
Philadelphia, Pennsylvania 19103
Telephone 1-800-231-8002
Fax (215) 255-8864